Evergreen
STATE MUNICIPAL BOND FUNDS
Annual Report as of March 31, 2002

Table of Contents

Letter to Shareholders	1	Financial Highlights
Evergreen Connecticut Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund	11
Fund at a Glance	2	Evergreen New Jersey Municipal Bond Fund	13
Portfolio Manager Interview	3	Evergreen Pennsylvania Municipal Bond Fund	15
Evergreen New Jersey Municipal Bond Fund		Schedules of Investments
Fund at a Glance	5	Evergreen Connecticut Municipal Bond Fund	17
Portfolio Manager Interview	6	Evergreen New Jersey Municipal Bond Fund	20
Evergreen Pennsylvania Municipal Bond Fund		Evergreen Pennsylvania Municipal Bond Fund	27
Fund at a Glance	8	Combined Notes to Schedules of Investments	38
Portfolio Manager Interview	9	Statements of Assets and Liabilities	39
		Statements of Operations	40
		Statements of Changes in Net Assets	41
		Combined Notes to Financial Statements	43
		Independent Auditors’ Report	49
		Additional Information	50

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With approximately $218 billion* in assets under management for more than 4 million individual investors, we have a 70-year track record of successful investing. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2002

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002. Evergreen Funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders

May 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the annual report for the Evergreen State Municipal Bond Funds, which covers the 12-month period ended March 31, 2002.

Fixed income securities experienced somewhat of a roller coaster ride over the past 12 months. The municipal bond market, however, produced solid returns, as interest rates are generally lower now than a year ago. The Federal Reserve Board continued to cut interest rates, pushing prices higher, during most of the year. The terrible tragedy of September 11 prompted the Fed to become even more aggressive in cutting rates in hopes of spurring economic growth, as a sharp downturn seemed inevitable. Trading patterns and liquidity were severely disrupted immediately after the attacks but soon returned to normal. The interest rate cuts were successful as signs of economic growth became apparent, producing a double-edged sword for fixed income investors. Bond prices peaked and rates began to rise during the last two months of 2001 as investor expectation for a healthier economy and anticipation that the Fed would reverse course and raise short-term rates took hold. The apparent end of the accommodative monetary policy caused short-term rates to rise dramatically as March came to a close.

Intermediate term and long-term yields were relatively stable in the municipal market while the shorter maturities did not perform as well. Increased new issue supply early in 2002 contributed to interest rate weakness because new issue demand was tepid. Short-term rates rose and investor expectation of higher rates yet to come forced demand into the shorter maturities. This contributed to very stable returns for intermediate bonds and bond funds as investors could capture approximately 94% of the available yield by purchasing 15-year bonds. Historically, bonds with seven to 15-year maturities exhibit considerable price stability. This trend proved accurate, as municipal bond returns were one of the most stable investment vehicles during the past 12 months. This stability, especially in the face of stock market weakness, demonstrates the effective strategy of diverse asset allocation within an investor’s asset mix.

We believe rates may stabilize somewhat and possibly climb slowly higher as economic growth picks up. The municipal market may potentially perform well as the seasonal effects of substantial principal and interest payments during June and July stimulate demand during a period of historical low issuance. This combination may bode well for price improvement. As bond funds focus on the intermediate portion of the yield curve, this may allow the funds to capture the majority of this positive price trend.

Diversification remains important

An environment like the past 12 months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives. Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds, including our quarterly online shareholder newsletter, Evergreen Events.

Thank you for your continuing support of Evergreen Investments.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investments

Dennis H. Ferro
Chief Investment Officer
Evergreen Investments

EVERGREEN
Connecticut Municipal Bond Fund
Fund at a Glance as of March 31, 2002

“The adjustments made to the fund’s structure over the past few months were intended to limit price erosion that occurs as interest rates rise. With those changes in place, we intend to take advantage of the opportunities that a changing market, and higher yields, may provide.”

Portfolio Management

Diane C. Beaver
Tenure: November 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 1/31/1981	Class A	Class B	Class C	Class I
Class Inception Date	12/30/1997	1/9/1998	3/27/2002	11/24/1997

Average Annual Returns*

1 year with sales charge	-1.62%	-2.50%	1.13%	N/A

1 year w/o sales charge	3.21%	2.44%	3.11%	3.47%

5 years	3.85%	3.76%	4.93%	5.14%

10 years	4.06%	3.78%	4.19%	4.82%

Maximum Sales Charge	4.75%	5.00%	2.00%
	Front End	CDSC	CDSC	N/A

30-day SEC yield	3.96%	3.38%	N/A	4.41%

Taxable Equivalent Yield**	6.45%	5.50%	N/A	7.18%

12-month income dividends per share***	$0.27	$0.22	$0.00	$0.29

*	Adjusted for maximum applicable sales charge, unless noted.
**	Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	The distributions for Class C are for the period from its inception on March 27, 2002, through March 31, 2002.

Comparison of a $10,000 investment in Evergreen Connecticut Municipal Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The LBMBI is a broad measure of the municipal bond market. To be included in this index, bonds must have a minimum credit rating of BBB, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives and certificates of participation are excluded.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. For Classes A, B and C prior to their inception, the historical performance shown is based on the performance of Class I and has not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would be lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default. The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-advantaged yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state. All data is as of March 31, 2002, and subject to change.

EVERGREEN
Connecticut Municipal Bond Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 3.21% for the 12-month period ended March 31, 2002, excluding applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 3.81%. We attribute the lag to a difference in performance objectives, as well as the fact that unlike indexes, mutual funds are subject to expenses, which lower returns. The fund’s investment strategy is to maximize income, yield and price stability. In contrast, the LBMBI represents total return. Typically, bonds selected for their income orientation and ability to enhance price stability have different characteristics than those chosen for their total return potential.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$63,816,926

Average Credit Quality*	AA+

Effective Maturity	6.9 years

Average Duration	5.3 years

* Source: Standard & Poor’s

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2002 portfolio assets)

Special Tax	15.7%

General Obligation–State	13.6%

General Obligation–Local	13.3%

Hospital	11.9%

Housing	9.0%

Water & Sewer	7.8%

Education	5.8%

Airport	4.0%

Pre-refunded	3.3%

Other	15.6%

What was the investment environment like during the period?

The investment environment was favorable for most of the fiscal year. At the end of the period, however, prices fell and yields rose. This shift caused intermediate-term and longer-term yields to be modestly higher, and prices correspondingly lower, than where they stood on March 31, 2001. Short-term yields rose sharply in the final months of the period, but remained lower than where they were one year ago.

The Federal Reserve Board lowered interest rates through the spring and summer of 2001 to rejuvenate a stubbornly weak economy. Bond prices rose in response. The Fed became particularly accommodative after September 11, when the prospects of a deepening recession seemed assured. Lower interest rates appeared to have rekindled the economy’s strength by the end of the calendar year. At that point, bond prices peaked and started heading lower, with investors anticipating the higher interest rates that often accompany stronger growth. Additionally, the calendar of new supply became heavy. Yields rose further, pushing prices lower, as an assortment of new bonds competed for investors’ cash. March was a particularly challenging month for the tax-advantaged sector. According to the Municipal Advisor, during March 2002, municipal bonds experienced their greatest monthly loss in eight years with intermediate-term maturities incurring their worst monthly loss since 1985.

Reflecting conditions throughout the nation, Connecticut’s economy slowed over the year, creating a budget shortfall. However, the state’s substantial reserve levels, combined with its strict financial controls, helped keep its credit rating a solid Aa2/AA. As the period closed, signs of stronger growth were beginning to appear: higher wages and increases in both consumer spending and home sales indicated the state’s diverse economy was improving.

EVERGREEN
Connecticut Municipal Bond Fund
Portfolio Manager Interview

PORTFOLIO QUALITY
(as a percentage of 3/31/2002 portfolio assets)

What strategies did you use to manage the fund?

We focused on the fund’s strategy of maximizing income, yield and price stability. We built the fund’s position in intermediate-term bonds with higher coupons, often focusing on the 10 to 12-year maturity range. Our investments tended to be higher quality, such as general obligation bonds and Connecticut special tax revenue bonds. Occasionally, we were able to take advantage of higher yielding securities that met our credit parameters. At the end of the period, 78% of the fund’s assets were invested in either AAA-rated or AA-rated bonds. Another strategy was to decrease the fund’s sensitivity to interest rate changes, which reinforced price stability. This was accomplished by selling bonds in the four to seven-year maturity range and holding the proceeds in cash. While these strategies complement the fund’s longer-term objectives, they may also help prepare the fund for the environment we anticipate in the coming months.

What is your outlook over the next several months?

We are cautious about the direction of interest rates. Rates could move higher, and prices lower, as investors anticipate further strengthening in the economy. The fund’s heavy income orientation and reduced sensitivity to rate changes could help prepare it for this environment. The adjustments made to the fund’s structure over the past few months were intended to limit price erosion that occurs as interest rates rise. With those changes in place, we intend to take advantage of the opportunities that a changing market, and higher yields, may provide. In Connecticut, we expect a heavier supply of new bonds to improve the fund’s investment selections, but also anticipate the strong demand that is typical for the state’s bonds to help support prices.

EVERGREEN
New Jersey Municipal Bond Fund
Fund at a Glance as of March 31, 2002

“We emphasized income, yield and price stability, taking advantage of market conditions to fine-tune certain positions.”

Portfolio Management

Keith D. Lowe, CFA
Tenure: November 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 7/16/1991	Class A	Class B	Class C	Class I
Class Inception Date	7/16/1991	1/30/1996	3/27/2002	2/8/1996

Average Annual Returns*

1 year with sales charge	-1.94%	-2.86%	1.01%	N/A

1 year w/o sales charge	2.99%	2.06%	2.98%	3.09%

5 years	4.15%	3.89%	5.18%	5.28%

10 years	5.45%	5.40%	5.97%	6.03%

Maximum Sales Charge	4.75%	5.00%	2.00%
	Front End	CDSC	CDSC	N/A

30-day SEC yield	4.05%	3.35%	N/A	4.36%

Taxable Equivalent Yield**	6.60%	5.46%	N/A	7.10%

12-month income dividends per share***	$0.49	$0.40	$0.00	$0.51

*	Adjusted for maximum applicable sales charge, unless noted.
**	Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.
***	The distributions for Class C are for the period from its inception on March 27, 2002, through March 31, 2002.

Comparison of a $10,000 investment in Evergreen New Jersey Municipal Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The LBMBI is a broad measure of the municipal bond market. To be included in this index, bonds must have a minimum credit rating of BBB, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives and certificates of participation are excluded.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class B and C would be lower while returns for Class I would be higher. The distributor is currently waiving a portion of the 12b-1 fees for Class A. Had the fee not been waived, returns would be lower. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-advantaged yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
New Jersey Municipal Bond Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 2.99% for the 12-month period ended March 31, 2002, excluding applicable sales charges, trailing the 3.81% return produced by the Lehman Brothers Municipal Bond Index (LBMBI). We attribute this discrepancy to several factors, including a difference in performance objectives and the fact that unlike indexes, mutual funds are subject to expenses, which lower returns. Additionally, the fund’s position in uninsured airlines-backed bonds detracted from returns. This sector incurred significant losses in the wake of the September 11 tragedy; at the end of the period, the sector’s values remained lower than their pre-September 11 values, however, prices had staged a substantial rebound.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$261,925,991

Average Credit Quality*	AA-

Effective Maturity	6.8 years

Average Duration	5.1 years

* Source: Standard & Poor’s

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2002 portfolio assets)

Transportation	16.7%

General Obligation — Local	10.5%

Housing	9.0%

Hospital	8.5%

Water & Sewer	6.8%

Continuing Care Retirement Community	6.2%

Port Authority	5.8%

General Obligation — State	4.9%

Pre-refunded	3.7%

Other	27.9%

What happened to tax-advantaged yields over the past year?

Yields moved lower for much of the year, pushing prices higher, before rates rose at the end of the period. To help revive sluggish economic growth, the Federal Reserve Board cut interest rates, becoming especially aggressive after September 11 when a sharp downturn seemed inevitable. Their stimulus moves were successful as the economy avoided a deepening recession. By the end of 2001, investors again began anticipating signs of growth.

The prospects for growth became a double-edged sword for fixed income investors. Investors’ expectations for a healthier economy caused the market to reverse course in late 2001. Prices fell and yields rose, and anticipation of heavy supply forced them further.

The end of the fiscal period was a particularly difficult time for tax-advantaged investors. According to the Municipal Advisor, during March 2002, municipal bonds experienced their worst monthly loss in eight years, with intermediate term municipal bonds incurring their worst loss since 1985. Short-term yields rose dramatically as investors anticipated the end of an accommodative monetary policy. The AAA-rated municipal bond scale showed yields in one-year maturities rising from 1.55% to 2.18% during March. Despite the sharp spike higher, however, short-term yields still fell over the 12-month period. In contrast, intermediate-term and long-term yields both moved higher during the same 12-month period.

What else happened in the market?

Most yield premiums (the incremental yield provided by lower-rated bonds over their higher-rated counterparts) declined considerably. Investors sought yield in a falling rate environment, but were paid only marginally for taking on additional credit risk. Uninsured airlines-backed bonds were an exception to this trend.

EVERGREEN
New Jersey Municipal Bond Fund
Portfolio Manager Interview

September 11 had a powerful effect on the sector. As some bonds plunged to half their value in the period immediately following the attacks, their yield premiums increased substantially. While the sector eventually stabilized, trading was choppy for most of the period. Some tax-advantaged yields reached as high as 20% — a 32 1/2% taxable-equivalent yield. The prices of uninsured airlines-backed bonds, however, moved significantly higher at the end of the period, defying the municipal bond market’s downward trend and outperforming other market sectors.

In New Jersey, supply was tight for much of the fiscal period. The most recent slowdown challenged the state’s economy and finances, causing Moody’s Investors Services, a major rating agency, to downgrade New Jersey’s general obligation bonds to Aa2 from Aa1.

PORTFOLIO QUALITY
(as a percentage of 3/31/2002 portfolio assets)

What strategies did you use to manage the fund?

We emphasized income, yield and price stability, taking advantage of market conditions to fine-tune certain positions. Specifically, we focused new investments on bonds with higher coupons. These securities contributed an attractive stream of income and helped limit the price erosion associated with rising interest rates. We took advantage of the strong demand for lower-rated bonds, as well as securities with greater interest rate sensitivity, to modestly trim certain holdings. We believe these bonds were nearing their maximum price potential and with the decline in yield premiums, we believed other investments offered better value. We also increased the fund’s cash position. The combination of these strategies reduced the fund’s interest rate sensitivity and reinforced price stability — moves that helped protect returns at the end of the period.

What is your outlook over the next several months?

We expect interest rates to trend modestly higher, pushing prices lower, as the recent lower rate environment stimulates economic growth and Fed policy moves from an easing to a tightening bias. The strategies put in place over the past few months were designed to help prepare the fund for such a climate. For example, the fund’s heavy income orientation and enhanced price stability could help limit the negative effects of rising rates. In the coming months, we plan to focus on the longer-term, taking advantage of the opportunities that can arise from an environment of higher yields and more plentiful supply.

EVERGREEN
Pennsylvania Municipal Bond Fund
Fund at a Glance as of March 31, 2002

“We maintained a focus on the fund’s long-term goals of maximizing income, yield and price stability.”

Portfolio Management

Charles E. Jeanne, CFA
Tenure: November 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/27/1990	Class A	Class B	Class C	Class I
Class Inception Date	12/27/1990	2/1/1993	2/1/1993	11/24/1997

Average Annual Returns*

1 year with sales charge	-1.58%	-2.25%	0.71%	N/A

1 year w/o sales charge	3.37%	2.68%	2.68%	3.63%

5 years	4.17%	4.23%	4.55%	5.43%

10 years	5.43%	5.27%	5.27%	6.06%

Maximum Sales Charge	4.75%	5.00%	2.00%
	Front End	CDSC	CDSC	N/A

30-day SEC yield	4.37%	3.83%	3.83%	4.84%

Taxable Equivalent Yield**	7.12%	6.24%	6.24%	7.88%

12-month income dividends per share	$0.54	$0.45	$0.45	$0.57

*	Adjusted for maximum applicable sales charge, unless noted.
**	Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Comparison of a $10,000 investment in Evergreen Pennsylvania Municipal Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The LBMBI is a broad measure of the municipal bond market. To be included in this index, bonds must have a minimum credit rating of BBB, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives and certificates of participation are excluded.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would be lower while returns for Class I would be higher. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-advantaged yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Pennsylvania Municipal Bond Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 3.37% for the 12-month period ended March 31, 2002, excluding applicable sales charges. The Lehman Brothers Municipal Bond Index (LBMBI) returned 3.81% for the same period. We attribute this discrepancy to a difference in performance objectives, as well as the fact that unlike indexes, mutual funds are subject to expenses, which lower returns. The fund seeks to maximize income, yield and price stability, whereas the LBMBI reflects total return.

Portfolio
Characteristics

(as of 3/31/2002)

Total Net Assets	$897,341,070

Average Credit Quality*	AA

Effective Maturity	8.6 years

Average Duration	6.0 years

* Source: Standard & Poor’s

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2002 portfolio assets)

Hospital	18.2%

Education	13.0%

Pre-refunded	10.4%

Miscellaneous Revenue	8.1%

General Obligation–Local	7.9%

General Obligation–State	7.4%

Water & Sewer	5.5%

Transportation	5.3%

Housing	4.8%

Other	19.4%

What was the investment environment like during the period?

Concerned about stubbornly sluggish economic growth, the Federal Reserve Board repeatedly lowered interest rates, which pushed bond prices higher. The Fed’s actions were particularly aggressive after the September 11 tragedy, when the prospect of a deepening recession seemed inevitable. Trading patterns and liquidity were severely disrupted immediately after the attacks, however, most market conditions eventually returned to normal. Bond prices rose until mid-November 2001.

The market reversed course toward the end of 2001. Investors’ anticipation of stronger economic growth, as well as a heavy calendar of new supply for January 2002, forced prices lower and yields higher. March 2002 was an especially difficult month for municipal bond investors. According to the Municipal Advisor, tax-advantaged bonds experienced their worst monthly loss in eight years. March 2002 was also hard for intermediate-term municipal bonds, which incurred their worst monthly loss since 1985. On March 31, 2002, despite a sharp monthly rise, short-term yields remained lower than where they stood one year earlier. Their intermediate-term and longer-term counterparts were marginally higher on March 31, 2002, than when they began the fiscal period.

PORTFOLIO QUALITY
(as a percentage of 3/31/2002 portfolio assets)

EVERGREEN
Pennsylvania Municipal Bond Fund
Portfolio Manager Interview

What strategies did you use to manage the fund?

We maintained a focus on the fund’s long-term goals of maximizing income, yield and price stability. To boost income and yield, we emphasized “cushion” bonds, or bonds with higher coupons whose prices are less sensitive to interest rate changes. This also enhanced the fund’s price stability in light of the interest rate outlook.

Several other strategies also helped reinforce price stability: we reduced the fund’s position in non-callable bonds, sold securities with longer durations, and increased cash. Strong demand for non-callable bonds, as well as bonds with longer durations, enabled us to secure particularly attractive prices. Non-callable bonds cannot be “called away” from the investor at any time prior to maturity. In contrast, callable bonds can be called away from the investor on a pre-arranged date at a stated price. The prices of non-callable bonds often fluctuate more than the prices of bonds with shorter call dates. Duration measures interest rate sensitivity. Whereas bonds with longer durations are more sensitive to changes in interest rates, bonds with shorter durations enhance price sensitivity. In anticipation of rates moving higher, toward the end of the period we raised the fund’s cash position to approximately 3%, from its typical range of 1% to 2%. We also took advantage of the strong demand for higher-yielding bonds to reduce the fund’s holdings in lower-rated securities. Demand for lower-rated bonds was strong as investors stretched for yield, causing some lower-rated securities to provide little incremental yield over their higher-quality counterparts. This demand enabled us to secure particularly attractive prices and reallocate assets to sectors we believe to offer better value.

What is your outlook over the next several months?

We anticipate stable to slowly rising interest rates as the economy begins to strengthen and investors wade through excess supply. The fund’s shorter duration, larger cash position, and substantial position in cushion bonds could help limit the price erosion caused by rising rates. With these measures in place, we intend to focus longer-term by taking advantage of the buying opportunities that higher yields and an ample supply of bonds may create.

EVERGREEN
Connecticut Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,

	2002	2001	2000	1999	1998 (a)

CLASS A
Net asset value, beginning of period	$6.31	$6.01	$6.38	$6.38	$6.40

Income from investment operations
Net investment income	0.27	0.27	0.26	0.26	0.07
Net realized and unrealized gains or losses on securities	(0.07)	0.30	(0.35)	0.06	(0.02)

Total from investment operations	0.20	0.57	(0.09)	0.32	0.05

Less distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.26)	(0.26)	(0.07)
Net realized gains	0	0	(0.02)	(0.06)	0

Total distributions to shareholders	(0.27)	(0.27)	(0.28)	(0.32)	(0.07)

Net asset value, end of period	$6.24	$6.31	$6.01	$6.38	$6.38

Total return*	3.21%	9.71%	(1.47%)	5.14%	0.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,907	$3,148	$744	$570	$146
Ratios to average net assets
Expenses‡	0.87%	0.87%	0.86%	0.84%	0.86%†
Net investment income	4.31%	4.40%	4.25%	4.04%	4.38%†
Portfolio turnover rate	18%	33%	86%	42%	17%

	Year Ended March 31,

	2002	2001	2000	1999	1998 (b)

CLASS B
Net asset value, beginning of period	$6.31	$6.01	$6.38	$6.38	$6.44

Income from investment operations
Net investment income	0.22	0.22	0.22	0.21	0.05
Net realized and unrealized gains or losses on securities	(0.07)	0.30	(0.35)	0.06	(0.06)

Total from investment operations	0.15	0.52	(0.13)	0.27	(0.01)

Less distributions to shareholders from
Net investment income	(0.22)	(0.22)	(0.22)	(0.21)	(0.05)
Net realized gains	0	0	(0.02)	(0.06)	0

Total distributions to shareholders	(0.22)	(0.22)	(0.24)	(0.27)	(0.05)

Net asset value, end of period	$6.24	$6.31	$6.01	$6.38	$6.38

Total return*	2.44%	8.90%	(2.21%)	4.35%	(0.21%)
Ratios and supplemental data
Net assets, end of period (thousands)	$2,955	$1,788	$1,375	$1,180	$331
Ratios to average net assets
Expenses‡	1.61%	1.62%	1.61%	1.58%	1.61%†
Net investment income	3.52%	3.63%	3.45%	3.25%	3.36%†
Portfolio turnover rate	18%	33%	86%	42%	17%

(a)	For the period from December 30, 1997 (commencement of class operations) to March 31, 1998.
(b)	For the period from January 9, 1998 (commencement of class operations) to March 31, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Connecticut Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31, 2002 (a)

CLASS C
Net asset value, beginning of period	$ 6.24

Income from investment operations
Net investment income	0	††

Distributions to shareholders from
Net investment income	0	††

Net asset value, end of period	$ 6.24

Total return*	0.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1
Ratios to average net assets
Expenses‡	1.61	%†
Net investment income	3.52	%†
Portfolio turnover rate	18%

	Year Ended March 31,

	2002	2001	2000	1999	1998 (b)

CLASS I**
Net asset value, beginning of period	$6.31	$6.01	$6.38	$6.37	$6.32

Income from investment operations
Net investment income	0.29	0.28	0.27	0.28	0.10
Net realized and unrealized gains or losses on securities	(0.07)	0.30	(0.35)	0.07	0.05

Total from investment operations	0.22	0.58	(0.08)	0.35	0.15

Distributions to shareholders from
Net investment income	(0.29)	(0.28)	(0.27)	(0.28)	(0.10)
Net realized gains	0	0	(0.02)	(0.06)	0

Total distributions to shareholders	(0.29)	(0.28)	(0.29)	(0.34)	(0.10)

Net asset value, end of period	$6.24	$6.31	$6.01	$6.38	$6.37

Total return	3.47%	9.98%	(1.22%)	5.56%	2.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$57,954	$58,938	$70,390	$73,890	$67,675
Ratios to average net assets
Expenses‡	0.61%	0.62%	0.61%	0.58%	0.61%†
Net investment income	4.54%	4.64%	4.47%	4.33%	4.50%†
Portfolio turnover rate	18%	33%	86%	42%	17%

(a)	For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.
(b)	For the period from November 24, 1997 (commencement of class operations) to March 31, 1998.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Represents an amount less than $0.005 per share.
**	Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
New Jersey Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,

	2002	2001	2000	1999	1998

CLASS A
Net asset value, beginning of period	$10.96	$10.48	$11.16	$11.11	$10.74

Income from investment operations
Net investment income	0.49	0.50	0.51	0.51	0.53
Net realized and unrealized gains or losses on securities	(0.17)	0.48	(0.66)	0.11	0.46

Total from investment operations	0.32	0.98	(0.15)	0.62	0.99

Less distributions to shareholders from
Net investment income	(0.49)	(0.50)	(0.51)	(0.51)	(0.53)
Net realized gains	0	0	(0.02)	(0.06)	(0.09)

Total distributions to shareholders	(0.49)	(0.50)	(0.53)	(0.57)	(0.62)

Net asset value, end of period	$10.79	$10.96	$10.48	$11.16	$11.11

Total return*	2.99%	9.64%	(1.33%)	5.66%	9.34%
Ratios and supplemental data
Net assets, end of period (thousands)	$63,623	$29,475	$28,135	$33,657	$31,614
Ratios to average net assets
Expenses‡	0.67%	0.69%	0.56%	0.50%	0.50%
Net investment income	4.47%	4.72%	4.72%	4.52%	4.77%
Portfolio turnover rate	19%	16%	55%	40%	37%

	Year Ended March 31,

	2002	2001	2000	1999	1998

CLASS B
Net asset value, beginning of period	$10.96	$10.48	$11.16	$11.11	$10.74

Income from investment operations
Net investment income	0.40	0.41	0.41	0.40	0.43
Net realized and unrealized gains or losses on securities	(0.17)	0.48	(0.66)	0.11	0.46

Total from investment operations	0.23	0.89	(0.25)	0.51	0.89

Less distributions to shareholders from
Net investment income	(0.40)	(0.41)	(0.41)	(0.40)	(0.43)
Net realized gains	0	0	(0.02)	(0.06)	(0.09)

Total distributions to shareholders	(0.40)	(0.41)	(0.43)	(0.46)	(0.52)

Net asset value, end of period	$10.79	10.96	$10.48	$11.16	$11.11

Total return*	2.06%	8.65%	(2.21%)	4.71%	8.35%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,018	$20,152	$19,582	$20,199	$13,645
Ratios to average net assets
Expenses‡	1.57%	1.59%	1.47%	1.41%	1.41%
Net investment income	3.60%	3.81%	3.81%	3.59%	3.85%
Portfolio turnover rate	19%	16%	55%	40%	37%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
New Jersey Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31, 2002 (a)

CLASS C
Net asset value, beginning of period	$ 10.80

Income from investment operations
Net investment income	0	††
Net realized and unrealized gains or losses on securities	(0.01)

Total from investment operations	(0.01)

Distributions to shareholders from
Net investment income	0	††

Net asset value, end of period	$ 10.79

Total return*	(0.05%)
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1
Ratios to average net assets
Expenses‡	1.57	%†
Net investment income	3.60	%†
Portfolio turnover rate	19%

	Year Ended March 31,

	2002	2001	2000	1999	1998

CLASS I **
Net asset value, beginning of period	$10.96	$10.48	$11.16	$11.11	$10.74

Income from investment operations
Net investment income	0.51	0.51	0.52	0.52	0.54
Net realized and unrealized gains or losses on securities	(0.17)	0.48	(0.66)	0.11	0.46

Total from investment operations	0.34	0.99	(0.14)	0.63	1.00

Distributions to shareholders from
Net investment income	(0.51)	(0.51)	(0.52)	(0.52)	(0.54)
Net realized gains	0	0	(0.02)	(0.06)	(0.09)

Total distributions to shareholders	(0.51)	(0.51)	(0.54)	(0.58)	(0.63)

Net asset value, end of period	$10.79	$10.96	$10.48	$11.16	$11.11

Total return	3.09%	9.74%	(1.23%)	5.76%	9.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$172,284	$177,206	$168,632	$123,419	$105,331
Ratios to average net assets
Expenses‡	0.57%	0.60%	0.47%	0.41%	0.41%
Net investment income	4.61%	4.81%	4.83%	4.61%	4.79%
Portfolio turnover rate	19%	16%	55%	40%	37%

(a)	For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Represents an amount less than $0.005 per share.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Pennsylvania Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,

	2002	2001	2000	1999	1998

CLASS A
Net asset value, beginning of period	$11.34	$10.89	$11.66	$11.70	$11.14

Income from investment operations
Net investment income	0.54	0.56	0.54	0.51	0.55
Net realized and unrealized gains or losses on securities	(0.16)	0.45	(0.76)	0.10	0.55

Total from investment operations	0.38	1.01	(0.22)	0.61	1.10

Less distributions to shareholders from
Net investment income	(0.54)	(0.56)	(0.54)	(0.51)	(0.54)
Net realized gains	0	0	(0.01)	(0.14)	0

Total distributions to shareholders	(0.54)	(0.56)	(0.55)	(0.65)	(0.54)

Net asset value, end of period	$11.18	$11.34	$10.89	$11.66	$11.70

Total return*	3.37%	9.57%	(1.86%)	5.36%	10.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$58,010	$44,951	$32,796	$28,646	$24,119
Ratios to average net assets
Expenses‡	0.64%	0.64%	0.73%	0.82%	0.76%
Net investment income	4.75%	5.07%	4.89%	4.36%	4.79%
Portfolio turnover rate	23%	20%	28%	69%	54%

	Year Ended March 31,

	2002	2001	2000	1999	1998

CLASS B
Net asset value, beginning of period	$11.26	$10.80	$11.52	$11.55	$10.99

Income from investment operations
Net investment income	0.46	0.47	0.45	0.42	0.46
Net realized and unrealized gains or losses on securities	(0.16)	0.47	(0.70)	0.11	0.54

Total from investment operations	0.30	0.94	(0.25)	0.53	1.00

Less distributions to shareholders from
Net investment income	(0.45)	(0.48)	(0.46)	(0.42)	(0.44)
Net realized gains	0	0	(0.01)	(0.14)	0

Total distributions to shareholders	(0.45)	(0.48)	(0.47)	(0.56)	(0.44)

Net asset value, end of period	$11.11	$11.26	$10.80	$11.52	$11.55

Total return*	2.68%	8.89%	(2.23%)	4.68%	9.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$34,681	$31,262	$35,334	$37,823	$37,036
Ratios to average net assets
Expenses‡	1.39%	1.39%	1.48%	1.58%	1.52%
Net investment income	3.98%	4.32%	4.11%	3.60%	4.04%
Portfolio turnover rate	23%	20%	28%	69%	54%

*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Pennsylvania Municipal Bond Fund
Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,

	2002	2001	2000	1999	1998

CLASS C
Net asset value, beginning of period	$11.28	$10.82	$11.55	$11.59	$11.02

Income from investment operations
Net investment income	0.49	0.47	0.45	0.42	0.45
Net realized and unrealized gains or losses on securities	(0.19)	0.47	(0.71)	0.10	0.57

Total from investment operations	0.30	0.94	(0.26)	0.52	1.02

Less distributions to shareholders from
Net investment income	(0.45)	(0.48)	(0.46)	(0.42)	(0.45)
Net realized gains	0	0	(0.01)	(0.14)	0

Total distributions to shareholders	(0.45)	(0.48)	(0.47)	(0.56)	(0.45)

Net asset value, end of period	$11.13	$11.28	$10.82	$11.55	$11.59

Total return*	2.68%	8.88%	(2.31%)	4.59%	9.34%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,543	$5,775	$5,726	$6,945	$6,414
Ratios to average net assets
Expenses‡	1.39%	1.39%	1.48%	1.58%	1.52%
Net investment income	3.96%	4.29%	4.11%	3.60%	4.05%
Portfolio turnover rate	23%	20%	28%	69%	54%

	Year Ended March 31,

	2002	2001	2000	1999	1998 (a)

CLASS I **
Net asset value, beginning of period	$11.34	$10.89	$11.66	$11.70	$11.60

Income from investment operations
Net investment income	0.57	0.59	0.57	0.54	0.19
Net realized and unrealized gains or losses on securities	(0.16)	0.45	(0.76)	0.10	0.10

Total from investment operations	0.41	1.04	(0.19)	0.64	0.29

Less distributions to shareholders from
Net investment income	(0.57)	(0.59)	(0.57)	(0.54)	(0.19)
Net realized gains	0	0	(0.01)	(0.14)	0

Total distributions to shareholders	(0.57)	(0.59)	(0.58)	(0.68)	(0.19)

Net asset value, end of period	$11.18	$11.34	$10.89	$11.66	$11.70

Total return	3.63%	9.84%	(1.62%)	5.63%	2.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$794,108	$809,659	$796,576	$181,919	$152,960
Ratios to average net assets
Expenses‡	0.39%	0.39%	0.47%	0.57%	0.59%†
Net investment income	5.00%	5.32%	5.20%	4.61%	4.75%†
Portfolio turnover rate	23%	20%	28%	69%	54%

(a)	For the period from November 24, 1997 (commencement of class operations) to March 31, 1998.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
*	Excluding applicable sales charges.
**	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Connecticut Municipal Bond Fund
Schedule of Investments

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–95.3%
AIRPORT–3.9%
Connecticut Arpt. RB,
7.65%, 10/01/2012	AAA	$2,250,000	$2,483,625

COMMUNITY DEVELOPMENT DISTRICT–2.1%
Connecticut Dev. Auth. RB, Mary Wade Home:
Ser. A, 5.60%, 12/01/2007	NR	200,000	205,950
Ser. A, 5.70%, 12/01/2008	NR	100,000	103,179
Ser. A, 6.375%, 12/01/2018	NR	1,000,000	1,040,520

			1,349,649

CONTINUING CARE RETIREMENT COMMUNITY–0.9%

Connecticut Dev. Mtge. Auth. RRB, Church Homes, Inc. Proj., 5.80%, 04/01/2021	BBB	640,000	572,282

EDUCATION–5.7%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Kent Sch. Corp., Ser. B, 5.50%, 07/01/2015	AAA	1,000,000	1,028,460
Univ. of Hartford, Ser. A, 5.00%, 07/01/2013	AA	1,000,000	1,016,300
Westover Sch., 6.00%, 07/01/2017	AA	1,505,000	1,591,598

			3,636,358

ELECTRIC REVENUE–1.9%
Farmington, NM PCRRB, El Paso Elec. Co., Ser. A, 6.15%, 08/01/2002	BB+	1,200,000	1,207,020

GENERAL OBLIGATION–LOCAL–13.0%
Cheshire, CT GO:
5.375%, 10/15/2013	Aa3	660,000	695,673
5.75%, 08/15/2009	Aa3	275,000	297,396
Cmnwlth. of Puerto Rico, GO:
5.50%, 07/01/2008, (Insd. by MBIA)	AAA	205,000	221,980
6.50%, 07/01/2014, (Insd. by MBIA)	AAA	2,000,000	2,356,980
Hamdem, CT GO, 5.40%, 08/15/2011, (Insd. by MBIA)	AAA	1,275,000	1,372,716
Middletown, CT GO, 6.00%, 04/15/2007	AA	1,000,000	1,093,530
Milford, CT GO, 5.20%, 01/15/2013	AA	500,000	528,325
Montville, CT GO, 5.25%, 12/01/2008	Aa3	300,000	320,853
Waterbury, CT GO:
6.00%, 02/01/2012	AA	645,000	686,370
6.00%, 02/01/2013	AA	680,000	721,800

			8,295,623

GENERAL OBLIGATION–STATE–13.2%
Connecticut GO:
6.00%, 11/15/2002	AA	500,000	512,620
6.00%, 04/15/2013	AA	3,000,000	3,362,880
6.25%, 05/15/2006	AA	3,000,000	3,287,534
Ser. A, 6.00%, 03/01/2006	AA	1,000,000	1,083,660
Ser. C, 5.875%, 08/15/2009	AA	200,000	215,140

			8,461,834

EVERGREEN
Connecticut Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOSPITAL–11.6%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Eastern CT Hlth. Network, Ser. A, 6.375%, 07/01/2016	AA	$2,000,000	$2,183,120
Greenwich Hosp. Assn., Ser. A, 5.40%, 07/01/2009	AAA	500,000	528,460
New Britain Gen. Hosp., Ser. B, 5.875%, 07/01/2008, (Insd. by AMBAC)	AAA	250,000	262,967
Newington Children’s Hosp.:
Ser. B, 5.90%, 07/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,052,400
Ser. B, 6.05%, 07/01/2010, (Insd. by MBIA)	AAA	250,000	268,675
Stamford Hosp., Ser. F, 5.25%, 07/01/2011	AAA	1,000,000	1,034,930
Veterans Mem. Med. Ctr., Ser. A, 5.375%, 07/01/2014	AAA	1,000,000	1,025,800
Yale New Haven Hosp., Ser. H, 5.625%, 07/01/2016	AAA	1,000,000	1,032,060

			7,388,412

HOUSING–8.7%
Connecticut HFA RB:
5.50%, 11/15/2015	Baa2	1,000,000	974,680
5.70%, 06/15/2020	AAA	315,000	325,565
5.75%, 11/15/2021	AAA	750,000	758,242
6.00%, 11/15/2027	AAA	425,000	434,512
Mtge. Fin. Program:
Ser. C-1, 5.75%, 05/15/2005	AAA	100,000	105,280
Ser. D-1, 5.75%, 11/15/2017	AAA	550,000	568,585
Ser. E-1, 5.90%, 05/15/2019	AAA	1,300,000	1,345,162
Horry Cnty., SC Hospitality Fee RB, 6.00%, 04/01/2013	A2	1,000,000	1,076,860

			5,588,886

PRE-REFUNDED–3.2%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Choate Rosemary Hall, Ser. A, 6.50%, 07/01/2009, (Insd. by MBIA)	AAA	225,000	244,420
Westminster Sch., Ser. A, 5.50%, 07/01/2016	AAA	1,500,000	1,542,180
Guam Pwr. Auth. RB, Ser. A, 5.90%, 10/01/2008, (Insd. by AMBAC)	AAA	250,000	272,732

			2,059,332

SOLID WASTE–1.5%
Eastern CT Resource Recovery Auth. RB, Ser. A, 5.50%, 01/01/2014	BBB	1,000,000	947,650

SPECIAL TAX–15.3%
Connecticut Spl. Tax Obl. RB, Trans. Infrastructure:
Ser. A, 6.00%, 06/01/2006, (Insd. by FGIC)	AAA	1,000,000	1,087,190
Ser. B, 6.50%, 10/01/2010	AA-	3,905,000	4,478,801
Ser. C, 6.00%, 10/01/2008	AAA	3,800,000	4,204,206

			9,770,197

STUDENT LOAN–1.9%

Connecticut Higher Ed. Loan Auth. RB, Family Ed. Loan Program, Ser. A, 5.375%, 11/15/2008	A1	1,160,000	1,200,090

TOBACCO REVENUE–1.6%
Washington, DC Tobacco Settlement Financing Corp. RB, 6.25%, 05/15/2024	A	1,000,000	999,910

EVERGREEN
Connecticut Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
TRANSPORTATION–3.2%
Hartford, CT Parking Sys. RB, 6.40%, 07/01/2020	BBB	$2,000,000	$2,035,640

WATER & SEWER–7.6%
Cmnwlth. of Puerto Rico Aqueduct & Swr. Auth. RB,
5.20%, 07/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,066,370
Connecticut Dev. Auth. PCRB, 5.85%, 09/01/2028	BBB	1,000,000	1,007,800
South Central CT Regl. Wtr. Auth. RB, 5.25%, 08/01/2014	AAA	1,000,000	1,042,080
St. Charles Parish, LA PCRB, 7.35%, 11/01/2022	A	1,675,000	1,729,521

			4,845,771

Total Municipal Obligations			60,842,279

		Shares

SHORT-TERM INVESTMENTS–2.2%
MUTUAL FUND SHARES–2.2%
Evergreen Institutional Municipal Money Market Fund ø		1,407,307	1,407,307

Total Investments–(cost $59,737,834)–97.5%			62,249,586
Other Assets and Liabilities–2.5%			1,567,340

Net Assets–100.0%			$63,816,926

See Combined Notes to Schedules of Investments.

EVERGREEN
New Jersey Municipal Bond Fund
Schedule of Investments

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–95.4%
AIRLINES–1.7%
New Jersey EDA Spl. Facs. RB, Continental Airlines, Inc. Proj.:
6.25%, 09/15/2019	BB-	$2,000,000	$1,749,940
6.625%, 09/15/2012	BB-	3,000,000	2,822,190

			4,572,130

AIRPORT–2.0%
Port Auth. NY & NJ RB, Spl. Obl. JFK Intl. Arpt. Terminal, 5.75%, 12/01/2025	AAA	5,000,000	5,111,050

CONTINUING CARE RETIREMENT COMMUNITY–6.2%
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien, RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	1,640,000	1,588,439
New Jersey EDA RB:
1st Mtge., Keswick Pines, 5.10%, 01/01/2003	NR	845,000	848,236
1st Mtge., Reformed Church, 5.375%, 12/01/2018	BBB	1,150,000	1,035,575
1st Mtge., The Evergreens:
6.00%, 10/01/2017	NR	680,000	632,039
6.00%, 10/01/2022	NR	4,110,000	3,690,657
Evergreens Proj., 5.875%, 10/01/2012	NR	2,000,000	1,940,900
Franciscan Oaks Proj.:
5.60%, 10/01/2012	NR	1,000,000	933,090
5.70%, 10/01/2017	NR	3,000,000	2,626,800
Keswick Pines Proj., 5.70%, 01/01/2018	NR	2,350,000	2,114,695
Rahway, NJ Geriatrics Ctr., Inc. RRB, Ser. A, 5.25%, 05/01/2014, (Insd. by MBIA)	AAA	705,000	736,450

			16,146,881

EDUCATION–1.9%
Mercer Cnty., NJ Impt. Auth. RRB:
Ser. A, 5.40%, 12/15/2003	AA-	500,000	523,410
Spl. Svcs. Sch. Dist., Ser. A, 5.95%, 12/15/2012	AA-	500,000	555,660
New Jersey EDA RB, Rutgers State Univ. Civic Ctr.,
6.125%, 07/01/2024, (Insd. by AMBAC)	AAA	55,000	58,761
New Jersey Edl. Facs. Auth. RB:
5.125%, 09/01/2010	AAA	2,000,000	2,054,660
Princeton Univ., Ser. A, 5.75%, 07/01/2009	AAA	250,000	263,880
Pennsylvania Higher Edl. Facs. Auth. RRB, Univ. of Pennsylvania
Hlth. Svcs., Ser. A, 5.35%, 01/01/2008	A	1,000,000	1,021,760
Rutgers State Univ. RB, Ser. 1, 5.25%, 05/01/2012	AA	500,000	522,755

			5,000,886

ESCROW–0.0%
New Jersey Hlth. Care Facs. Fin. Auth. RB:
Bridgeton Hosp. Assn., Ser. B, 6.00%, 07/01/2013	AAA	50,000	55,383
Burlington Cnty. Mem. Hosp. Proj., 6.00%, 07/01/2012	AAA	50,000	55,380

			110,763

EVERGREEN
New Jersey Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
GENERAL OBLIGATION–LOCAL–10.5%
Atlantic Cnty., NJ GO, Spl. Svcs. Vocational Sch., 5.70%, 08/01/2006, (Insd. by MBIA)	AAA	$300,000	$323,472
Bayonne, NJ GO, 5.90%, 05/01/2008	AAA	150,000	158,774
Bergen Cnty., NJ GO, 5.25%, 10/01/2010	Aaa	1,000,000	1,037,220
Branchburg Township, NJ GO, 6.45%, 08/01/2005	Aa2	160,000	174,186
Brigantine, NJ GO, 6.35%, 08/01/2004, (Insd. by MBIA)	AAA	500,000	512,250
Cape May Cnty., NJ GO, 5.85%, 04/15/2002, (Insd. by AMBAC)	AAA	500,000	500,935
Cherry Hill Township, NJ GO:
5.90%, 06/01/2005	Aa2	50,000	51,354
6.00%, 06/01/2006	Aa2	500,000	513,620
Cmnwlth. of Puerto Rico GO:
5.375%, 07/01/2021	AAA	1,000,000	1,017,030
5.50%, 07/01/2013	A	500,000	510,855
6.50%, 07/01/2008, (Insd. by MBIA)	AAA	1,115,000	1,267,242
Eatontown, NJ GO, 6.70%, 10/01/2004	A1	250,000	271,305
Essex Cnty., NJ Impt. Auth. GO, 5.80%, 11/01/2007	AA	500,000	540,775
Flemington Raritan, NJ Sch. Dist. GO, 5.70%, 05/01/2006	AA	50,000	53,705
Franklin Township, NJ GO:
5.60%, 11/01/2005	AA-	1,355,000	1,408,766
5.90%, 11/01/2008	AA-	160,000	164,896
Sch. Dist., 6.20%, 04/01/2005	AA	500,000	539,565
Freehold Township, NJ Board of Ed. GO, 5.40%, 07/15/2024, (Insd. by FSA)	AAA	1,455,000	1,470,641
Freehold, NJ Regl. High Sch. GO:
5.60%, 03/01/2012	AAA	1,630,000	1,765,290
5.60%, 03/01/2013	AAA	1,065,000	1,153,395
Gloucester Township, NJ GO:
5.45%, 07/15/2007, (Insd. by AMBAC)	AAA	500,000	535,255
6.375%, 09/15/2004, (Insd. by AMBAC)	AAA	500,000	509,900
Hamilton Township, NJ GO, Atlantic Cnty. Sch. Dist., 5.875%,
12/15/2006, (Insd. by FGIC)	AAA	1,000,000	1,045,970
Hunterdon Cnty., NJ GO, 5.50%, 12/01/2002	Aa1	500,000	511,675
Hunterdon, NJ Central Regl. High Sch. Dist. GO, 5.65%, 05/01/2014, (Insd. by FSA)	AAA	1,000,000	1,082,170
Lakewood Township, NJ GO, Sch. Dist., 6.25%, 02/15/2012, (Insd. by AMBAC)	AAA	400,000	450,892
Middletown Township, NJ GO, 5.20%, 08/01/2007	AA	335,000	353,485
Millburn Township, NJ Board of Ed. GO, 5.35%, 07/15/2011	AA	960,000	1,031,184
Montgomery Township, NJ GO, 6.75%, 06/01/2002	Aa2	200,000	201,644
Morris Cnty., NJ GO, 6.00%, 07/15/2004	AAA	1,000,000	1,067,120
No. Brunswick Township, NJ Board of Ed. GO:
6.30%, 02/01/2012	AA	150,000	161,427
7.15%, 12/15/2004	AA	250,000	276,268
No. Brunswick Township, NJ GO:
6.00%, 12/01/2008	A1	1,000,000	1,061,710
6.125%, 05/15/2004	A1	350,000	358,855
Ocean Cnty., NJ GO:
5.90%, 03/15/2003, (Insd. by MBIA)	AAA	500,000	517,855
6.375%, 04/15/2003	Aa1	250,000	260,685
Passaic Cnty., NJ GO, 5.40%, 12/01/2002, (Insd. by MBIA)	AAA	500,000	511,710
Randolph Township, NJ Sch. Dist. GO, 6.30%, 03/15/2006, (Insd. by FSA)	AAA	500,000	548,095
Sussex Cnty., NJ GO, 6.00%, 04/01/2002, (Insd. by AMBAC)	AAA	500,000	500,175

EVERGREEN
New Jersey Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
GENERAL OBLIGATION–LOCAL–continued
Tinton Falls, NJ Schools GO:
5.85%, 10/15/2002, (Insd. by MBIA)	AAA	$490,000	$500,574
5.85%, 10/15/2004, (Insd. by MBIA)	AAA	745,000	797,269
Voorhees Township, NJ GO:
5.95%, 07/15/2007	AA	370,000	403,374
6.875%, 09/01/2004	A1	200,000	217,076
Washington Township, NJ GO, Board of Ed., 7.50%, 04/15/2009	AA	130,000	155,450
Winslow Township, NJ GO:
6.10%, 10/01/2002, (Insd. by FGIC)	AAA	400,000	408,520
6.50%, 10/01/2018, (Insd. by FGIC)	AAA	500,000	521,775

			27,425,389

GENERAL OBLIGATION–STATE–4.9%
New Jersey GO:
6.25%, 08/01/2006	AA+	500,000	512,565
Ser. D, 5.80%, 02/15/2007	AA+	500,000	540,210
Ser. E, 6.00%, 07/15/2009	AA+	6,500,000	7,193,940
Ser. F, 5.50%, 08/01/2011	AA+	3,000,000	3,214,740
Puerto Rico Cmnwlth. GO, Refunding Pub. Impt., Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	AAA	1,250,000	1,348,900

			12,810,355

HOSPITAL–8.5%
New Jersey Hlth. Care Facs. Fin. Auth. RB:
6.00%, 07/01/2011, (Insd. by AMBAC)	AAA	1,345,000	1,490,906
Burdette Tomlin Mem. Hosp., 5.60%, 07/01/2019	A2	3,825,000	3,834,639
Hackensack Univ. Med. Ctr., 5.875%, 01/01/2015	A3	1,000,000	1,024,290
Jersey City Medical Ctr., 4.80%, 08/01/2021, (Insd. by AMBAC & FHA)	AAA	2,000,000	2,000,420
Johnson Univ. Hosp. Proj., 5.70%, 07/01/2020	A+	2,000,000	2,048,200
Meridian Hlth. Sys. Obl. Group:
5.50%, 07/01/2010, (Insd. by FSA)	AAA	3,750,000	4,023,750
5.625%, 07/01/2011, (Insd. by FSA)	AAA	6,235,000	6,705,929
St. Joseph’s Hosp. & Med. Ctr., 5.70%, 07/01/2011	AAA	1,000,000	1,065,310

			22,193,444

HOUSING–9.0%

Maryland Cmnty. Dev. Dept. Hsg. & Cmnty. Dev. RRB, Residential, Ser. B, 6.05%, 09/01/2020	Aa2	2,000,000	2,056,640
New Jersey Bldg. Auth. State Bldg. RB, 6.75%, 06/15/2002	AA	100,000	101,026
New Jersey Hsg. & Mtge. Fin. Agcy. MHRB:
5.30%, 10/01/2008, (Insd. by MBIA)	AAA	3,140,000	3,254,547
5.40%, 10/01/2009, (Insd. by MBIA)	AAA	4,385,000	4,539,484
Ser. A, 5.40%, 11/01/2017, (Insd. by AMBAC)	AAA	2,000,000	2,002,860
Ser. B, 6.05%, 11/01/2017, (Insd. by FSA)	AAA	750,000	792,735
Ser. E1, 5.35%, 11/01/2013, (Insd. by FSA)	AAA	3,000,000	3,104,190
Ser. E1, 5.45%, 11/01/2014, (Insd. by FSA)	AAA	1,000,000	1,036,800
Ser. E1, 5.70%, 05/01/2020, (Insd. by FSA)	AAA	500,000	516,365
Ser. E2, 5.70%, 11/01/2020, (Insd. by FSA)	AAA	1,000,000	1,032,730
Ser. F, 5.05%, 11/01/2013	AAA	2,650,000	2,625,116
Ser. F, 5.30%, 05/01/2015	AAA	405,000	401,282
Ser. F, 5.30%, 11/01/2015	AAA	425,000	421,099
New Jersey Hsg. & Mtge. Fin. Agcy. RRB, Ser. 1, 6.45%, 11/01/2007	A+	1,650,000	1,702,008

			23,586,882

EVERGREEN
New Jersey Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
INDUSTRIAL DEVELOPMENT REVENUE–2.7%
Ohio Wtr. Dev. Auth. Solid Wst. Disp. RB, North Star BHP Steel Cargill, 6.30%, 09/01/2020	A+	$3,000,000	$3,075,810
Southeastern Oklahoma Inds. Auth. RB, Ser. B, 3.75%, 04/03/2002	A2	3,900,000	3,900,000

			6,975,810

LEASE–3.1%
Camden Cnty., NJ Impt. Auth. Lease RB, 5.625%, 10/01/2015, (Insd. by MBIA)	AAA	500,000	529,135
Cmnwlth. of Puerto Rico RB, Pub. Bldg. Auth. Govt. Facs., Ser. A., 6.25%, 07/01/2009, (Insd. by AMBAC)	AAA	250,000	282,592
Essex Cnty., NJ Impt. Auth. Lease RB, Correctional Fac. Proj., 5.75%, 10/01/2012, (Insd. by FGIC)	Aaa	3,090,000	3,351,445
Mercer Cnty., NJ Impt. Auth. RB, Govt. Leasing, 5.40%, 12/01/2005	AA-	900,000	943,101
New Jersey EDA RB:
Dept. of Human Svcs., Ser. A, 5.70%, 07/01/2012	A	2,430,000	2,571,013
Performing Arts Ctr. Proj., 5.50%, 06/15/2013, (Insd. by AMBAC)	AAA	500,000	522,825

			8,200,111

MISCELLANEOUS REVENUE–2.7%
New Jersey EDA Market Transition Fac. RB, Rites PA 950-R, 7.78%, 05/30/2002	AAA	5,000,000	5,450,900
New Jersey Env. Infrastructure Trust RB, Ser. B, 5.00%, 09/01/2015	AAA	1,705,000	1,693,406

			7,144,306

PORT AUTHORITY–8.8%
Delaware River & Bay Auth. RB:
5.40%, 01/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,026,760
Ser. A, 5.70%, 01/01/2019, (Insd. by FGIC)	AAA	750,000	794,925
Delaware River Port Auth., PA & NJ RB:
5.40%, 01/01/2015, (Insd. by FGIC)	AAA	2,500,000	2,589,500
5.40%, 01/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,026,760
Delaware River Port Auth., PA & NJ RB, Port Dist. Proj., Ser. A,
5.50%, 01/01/2017	AAA	4,330,000	4,536,108
Port Auth. NY & NJ RB:
5.60%, 12/01/2009	AA-	650,000	673,887
5.70%, 08/01/2007	AA-	50,000	50,734
6.00%, 07/15/2008	AA-	7,275,000	7,775,011
6.20%, 10/15/2003	AA-	300,000	303,837
Spl. Proj. JFK Intl. Arpt. Terminal 6, 5.90%, 12/01/2017, (Insd. by MBIA)	AAA	2,000,000	2,108,980
Port of Seattle, WA RRB, Ser. D, 6.00%, 02/01/2011, (MBIA)	AAA	2,000,000	2,142,840
West Windsor Township, NJ Parking Auth. RB, 6.10%, 12/01/2012	Aa2	50,000	54,430

			23,083,772

PRE-REFUNDED–3.7%
Camden Cnty., NJ Impt. Auth. Lease RB, 5.60%, 12/01/2004	A1	500,000	517,100
Cmnwlth. of Puerto Rico GO, 6.50%, 07/01/2023	AAA	1,000,000	1,096,310
Essex Cnty., NJ Utils. Auth. Solid Wst. RB:
Ser. A, 5.50%, 04/01/2011, (Insd. by FSA)	AAA	250,000	270,840
Ser. A, 5.60%, 04/01/2016, (Insd. by FSA)	AAA	250,000	271,762
New Jersey Edl. Facs. Auth. RB:
6.20%, 07/01/2017, (Insd. by AMBAC)	AAA	500,000	514,235
6.375%, 07/01/2022	AAA	1,500,000	1,547,565

EVERGREEN
New Jersey Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
PRE-REFUNDED–continued
New Jersey Edl. Facs. Auth. RB (continued):
Harrogate, Inc., Ser. B, 5.80%, 07/01/2009, (Insd. by AMBAC)	AAA	$500,000	$534,885
South Brunswick Township, NJ Board of Ed. GO, 6.40%, 08/01/2011, (Insd. by FGIC)	AAA	1,000,000	1,091,310
Sparta Township, NJ GO, 5.80%, 09/01/2023, (Insd. by MBIA)	AAA	1,100,000	1,190,475
Stafford, NJ Muni. Utils. Auth. RB:
6.20%, 06/01/2007, (Insd. by MBIA)	AAA	130,000	133,591
Ser. A, 5.80%, 12/01/2008, (Insd. by FGIC)	AAA	460,000	471,992
Toms River, NJ GO, Board of Ed. Sch. Bond Reserve Act, 5.75%, 07/15/2019, (Insd. by FGIC)	AAA	1,095,000	1,182,655
Trenton, NJ GO, 6.55%, 08/15/2009, (Insd. by MBIA)	AAA	500,000	518,945
Warren Township, NJ GO, Swr. Auth., 6.65%, 12/01/2012	Aa1	200,000	210,340

			9,552,005

PUBLIC FACILITIES–2.8%
New Jersey Sports & Exposition Auth. RB:
Ser. A, 5.375%, 09/01/2015	AA	1,000,000	1,023,800
Ser. A, 5.75%, 03/01/2010, (Insd. by MBIA)	AAA	4,085,000	4,464,741
Ser. A, 6.00%, 03/01/2015, (Insd. by MBIA)	AAA	1,000,000	1,088,600
Ser. A, 6.00%, 03/01/2021	AA	835,000	836,645

			7,413,786

RESOURCE RECOVERY–0.2%
Bergen Cnty., NJ Util. Auth. Wtr. & PCRB, 5.625%, 12/15/2004, (Insd. by FGIC)	AAA	500,000	533,455

SOLID WASTE–3.5%
Oregon Economic Dev. Dept. Solid Wst. Disp. RB, Weyerhauser Co. Proj., 3.83%, 04/04/2002	BBB	1,000,000	1,000,000
Port Longview, WA Indl. Dev. Corp. Solid Wst. Disposal RB, Weyerhaeuser Co. Proj., 3.83%, 04/04/2002	A2	8,200,000	8,200,000

			9,200,000

SPECIAL TAX–1.2%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, Ser. A, 5.50%, 10/01/2013	BBB-	3,000,000	3,077,820
STUDENT LOAN–0.3%
New Jersey Higher Ed. Facs. RB, Student Loan Program, 5.80%, 06/01/2016, (Insd. by AMBAC)	AAA	825,000	869,806

TOBACCO REVENUE–1.1%
Tobacco Settlement Revenue Mgmt. Auth. RB, SC Tobacco Settlement, Ser. B, 6.00%, 05/15/2022	A	3,000,000	2,999,730

TRANSPORTATION–13.8%
Burlington Cnty., NJ RB, Bridge Commission Sys.:
5.20%, 10/01/2006	AA	1,000,000	1,030,820
5.30%, 10/01/2013	AA	500,000	515,915
Cmnwlth. of Puerto Rico Hwy. & Trans. Auth. RB:
Ser. W, 5.50%, 07/01/2015, (Gtd. by IBC & Insd. by MBIA)	AAA	2,300,000	2,494,051
Ser. Z, 6.00%, 07/01/2018, (Insd. by FSA)	AAA	2,000,000	2,251,640
Delaware River Joint Toll Bridge Commission PA Bridge RB:
6.00%, 07/01/2002, (Insd. by FGIC)	AAA	155,000	156,635
6.25%, 07/01/2012, (Insd. by FGIC)	AAA	475,000	479,940
New Jersey EDA RB, Trans. Proj., Ser. A, 5.75%, 05/01/2011, (Insd. by FSA)	AAA	1,000,000	1,093,160

EVERGREEN
New Jersey Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
TRANSPORTATION–continued
New Jersey Hwy. Auth. Garden State Parkway RB, 5.50%, 01/01/2014,
(Insd. by FGIC)	AAA	$4,250,000	$4,542,230
New Jersey Hwy. Auth. RB, 5.15%, 01/01/2007	AA-	1,000,000	1,049,320
New Jersey Trans. Corp. COP RB:
6.50%, 10/01/2016, (Insd. by FSA)	AAA	300,000	331,023
Ser. A, 5.75%, 09/15/2011, (Insd. by AMBAC)	AAA	1,150,000	1,244,047
New Jersey Trans. Trust Fund Auth. RB, Trans. Sys.:
Ser. A, 5.00%, 06/15/2013	AA	5,000,000	5,102,800
Ser. A, 5.625%, 06/15/2013	AA	1,200,000	1,295,796
Ser. A, 5.625%, 06/15/2014	AA	1,500,000	1,619,010
Ser. A, 5.75%, 06/15/2015	AA	1,300,000	1,417,039
Ser. A, 6.00%, 12/15/2006, (Insd. by MBIA)	AAA	3,000,000	3,287,610
Ser. B, 6.50%, 06/15/2010, (Insd. by MBIA)	AAA	1,000,000	1,144,388
New Jersey Turnpike Auth. RB:
Ser. A, 5.75%, 01/01/2018, (Insd. by MBIA)	AAA	3,300,000	3,500,805
Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA/IBC)	AAA	3,000,000	3,499,050

			36,055,279

WATER & SEWER–6.8%
Cape May Cnty., NJ Muni. Util. Auth. Swr. RB, Ser. A, 5.75%, 01/01/2016, (Insd. by MBIA)	AAA	500,000	517,595
Cmnwlth. of Puerto Rico, Aqueduct & Swr. Auth. RB, 6.25%, 07/01/2012, (Insd. by MBIA)	AAA	1,000,000	1,151,330
Gloucester Township, NJ Muni. Util. Auth. RB, 5.55%, 03/01/2009, (Insd. by AMBAC)	AAA	1,000,000	1,076,620
Jersey City, NJ Refunding GO, Ser. A, 5.30%, 10/01/2009, (Insd. by AMBAC)	AAA	250,000	264,205
New Jersey Wst. Wtr. Treatment RB:
5.25%, 11/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,052,230
Ser. A, 5.25%, 09/01/2012	AAA	1,000,000	1,040,280
Ser. A, 7.00%, 05/15/2007, (Insd. by MBIA)	AAA	2,670,000	3,035,523
Ser. C, 6.625%, 05/15/2007, (Insd. by MBIA)	AAA	2,000,000	2,235,420
No. Bergen Township, NJ Muni. Util. Auth. Swr. RB, 5.375%, 12/15/2012, (Insd. by FGIC)	AAA	1,000,000	1,054,830
No. Jersey Dist. Wtr. Supply RB, Wanaque No. Proj., 6.25%, 11/15/2017, (Insd. by MBIA)	AAA	350,000	359,712
Northwest Bergen Cnty., NJ Utils. Auth. Sys. RB, 6.00%, 07/15/2009, (Insd. by MBIA)	AAA	1,000,000	1,062,590
Ocean Cnty., NJ Utils. Auth. Wst. Wtr. RB, 5.75%, 01/01/2018	Aa1	150,000	152,312
Ocean Township, NJ Muni. Utils. Auth. RB, 5.20%, 08/01/2005, (Insd. by MBIA)	AAA	300,000	309,846
Old Bridge Township, NJ Muni. Utils. Auth. RB, 6.25%, 11/01/2016, (Insd. by FGIC)	AAA	500,000	521,545
Passaic Valley, NJ Swr. Comm. RB, Ser. D, 5.75%, 12/01/2013, (Insd. by AMBAC)	AAA	500,000	516,845
Secaucus, NJ Muni. Utils. Auth. Swr. RB, Ser. A, 6.10%, 12/01/2010	AA-	500,000	542,275
Somerset Raritan Valley, NJ Sewage Auth. RB, Ser. E, 6.95%, 07/01/2003	AA	100,000	105,399

EVERGREEN
New Jersey Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
WATER & SEWER–continued
Stafford, NJ Muni. Utils. Auth. RB, 6.20%, 06/01/2007, (Insd. by MBIA)	AAA	$370,000	$380,101
Stony Brook Regl. Swr. Auth. NJ RB:
5.40%, 12/01/2004	AA-	400,000	414,032
Ser. B, 5.45%, 12/01/2012	AA-	500,000	534,455
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.125%, 07/01/2003	NR	1,500,000	1,540,035

			17,867,180

Total Municipal Obligations			249,930,840

		Shares

SHORT-TERM INVESTMENTS–4.7%
MUTUAL FUND SHARES–4.7%
Evergreen Institutional Municipal Money Market Fund ø		12,314,496	12,314,496

Total Investments–(cost $253,863,677)–100.1%			262,245,336
Other Assets and Liabilities–(0.1%)			(319,345)

Net Assets–100.0%			$261,925,991

See Combined Notes to Financial Statements.

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–96.8%
AIRPORT–1.8%
Allegheny Cnty., PA Arpt. RB, Pittsburgh Intl. Arpt., 5.75%, 01/01/2012	AAA	$5,500,000	$5,845,565
Lehigh Northampton, PA Arpt. Auth. RB, 6.00%, 05/15/2025	Aaa	3,000,000	3,114,960
Philadelphia, PA Arpt. Pkg. Auth. RB, 5.625%, 09/01/2016	AAA	3,695,000	3,866,891
Philadelphia, PA Auth. for Indl. Dev. Arpt. RB, Philadelphia Arpt. Sys. Proj.:
Ser. A, 5.50%, 07/01/2016	AAA	1,630,000	1,659,275
Ser. A, 5.50%, 07/01/2017	AAA	1,250,000	1,267,500

			15,754,191

COMMUNITY DEVELOPMENT DISTRICT–0.2%
James City Cnty., VA IDA Residential Care Facs. RB, Williamsburg
Landing Inc., 6.625%, 03/01/2019	NR	1,750,000	1,759,695

CONTINUING CARE RETIREMENT COMMUNITY–0.8%
Crawford Cnty., PA Hosp. Auth. RB, Wesbury United Methodist
Community Hosp., 6.125%, 08/15/2019	NR	1,000,000	945,300
Montgomery Cnty., PA IDA RB:
Adult Community Total Svcs., Ser. B, 5.75%, 11/15/2017	A-	1,000,000	986,750
Retirement-Life Communities, 5.25%, 11/15/2028	A-	6,000,000	5,353,920

			7,285,970

EDUCATION–12.8%
Allegheny Cnty., PA Higher Ed. Bldg. Auth. RB:
Chatham College, Ser. A, 5.375%, 09/01/2028	BBB	6,075,000	5,365,076
Community College, 5.80%, 06/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,042,440
Delaware Cnty., PA College Auth. RB, Haverford College, 5.75%, 11/15/2025	AA	1,000,000	1,040,420
Delaware Cnty., PA Univ. Auth. RB, Villanova Univ., 5.80%, 08/01/2025	AAA	2,000,000	2,052,560
Ephrata, PA Area Sch. Dist. GO, Ser. A, 5.00%, 04/15/2018	Aaa	4,800,000	4,701,360
Gettysburg, PA Muni. Auth. College RB, 5.00%, 08/15/2018	AAA	1,000,000	979,150
Latrobe, PA IDA College RB, St. Vincent College Proj.:
5.375%, 05/01/2018	Baa1	2,635,000	2,458,640
5.375%, 05/01/2024	Baa1	5,600,000	5,079,088
5.60%, 05/01/2021	Baa1	1,500,000	1,452,105
5.70%, 05/01/2031	Baa1	1,500,000	1,450,335
Montgomery Cnty., PA Higher Ed. & Hlth. Auth. RB:
Beaver College, 5.70%, 04/01/2027	AA	1,560,000	1,566,069
Philadelphia Geriatric Ctr., Ser. A, 7.25%, 12/01/2024	NR	6,000,000	5,900,880
St. Joseph’s Univ., 6.40%, 12/15/2006	AAA	1,665,000	1,746,235
Muncy, PA Sch. Dist. GO, 5.50%, 05/15/2018	Aaa	3,545,000	3,651,598
Norwin, PA Sch. Dist. GO:
6.00%, 04/01/2011, (Insd. by FGIC)	AAA	1,030,000	1,141,683
6.00%, 04/01/2012, (Insd. by FGIC)	AAA	1,090,000	1,208,188
6.25%, 04/01/2013, (Insd. by FGIC)	AAA	1,155,000	1,299,560
Pennsbury, PA Sch. Dist.:
5.50%, 01/15/2016	Aaa	1,000,000	1,047,990
5.50%, 01/15/2018	Aaa	1,000,000	1,035,710
Pennsylvania Higher Edl. Facs. Auth. RB, Temple Univ., Ser. A, 5.25%, 04/01/2016	AAA	2,290,000	2,316,839
Pennsylvania Higher Edl. Facs. Auth. RB:
Ser. A, 6.625%, 08/15/2009, (Insd. by MBIA)	AAA	485,000	502,790
Ser. K, 5.50%, 06/15/2010, (Insd. by AMBAC)	AAA	2,800,000	2,916,928
Ser. M, 5.625%, 06/15/2019, (Insd. by AMBAC)	AAA	5,260,000	5,334,218
Ser. N, 5.80%, 06/15/2024, (Insd. by MBIA)	AAA	3,500,000	3,575,845
Ser. N, 5.875%, 06/15/2021, (Insd. by MBIA)	AAA	4,000,000	4,114,320

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
EDUCATION–continued
Bryn Mawr College:
5.40%, 12/01/2009	AAA	$2,450,000	$2,609,471
5.625%, 12/01/2027	AAA	2,000,000	2,035,340
Capital Acquisition, 6.00%, 12/15/2012, (Insd. by MBIA)	AAA	1,610,000	1,797,130
Drexel Univ., 5.20%, 05/01/2009	AAA	2,065,000	2,173,619
Lasalle Univ., 5.625%, 05/01/2017	AAA	1,000,000	1,028,750
Philadelphia Univ., 6.25%, 06/01/2024	AA	2,400,000	2,562,576
Univ. of Pennsylvania:
Ser. B, 5.55%, 09/01/2009	AA	2,725,000	2,823,536
Ser. B, 5.60%, 09/01/2010	AA	2,145,000	2,218,359
Pennsylvania Higher Edl. Facs. RB, Ursinus College, 5.85%, 01/01/2017	A-	2,755,000	2,824,151
Pennsylvania Higher Edl. RB, UPMC Hlth. Sys.:
Ser. A, 6.00%, 01/15/2022	A+	3,110,000	3,116,500
Ser. A, 6.25%, 01/15/2017	A+	4,000,000	4,153,880
Pennsylvania Pub. Sch. Bldg. Auth. RB, Garnet Valley Sch. Dist. Proj.:
5.50%, 02/01/2025	Aaa	5,000,000	5,055,400
6.00%, 02/01/2017	Aaa	2,690,000	2,912,086
Pennsylvania Univ. RB, 5.50%, 08/15/2016	AA-	2,535,000	2,591,074
Pennsylvania Univ. RRB, 5.30%, 08/15/2003	AA-	1,000,000	1,030,120
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RB:
Chestnut Hill College:
5.35%, 10/01/2007	NR	1,565,000	1,567,801
6.00%, 10/01/2029	NR	1,000,000	925,510
Community College, Ser. B, 6.25%, 05/01/2005, (Insd. by MBIA)	AAA	1,135,000	1,222,554
Pleasant Valley, PA Sch. Dist. 5.60%, 11/15/2014	AAA	1,000,000	1,062,898
Univ. of Pittsburgh, PA RB:
Ser. A, 6.125%, 06/01/2021, (Insd. by MBIA)	AAA	40,000	40,982
Ser. B, 5.90%, 06/01/2003, (Insd. by MBIA)	AAA	5,000	5,132
Ser. B, 6.10%, 06/01/2005, (Insd. by MBIA)	AAA	1,145,000	1,175,846
Ser. B, 6.25%, 06/01/2008, (Insd. by MBIA)	AAA	700,000	719,040
Univ. Capital Proj., 5.125%, 06/01/2022	AAA	4,895,000	4,795,191
West Mifflin, PA Sch. Dist. GO, 4.875%, 02/15/2023	AAA	2,000,000	1,869,360

			115,296,333

ELECTRIC REVENUE–1.3%
Indiana Cnty., PA IDA PCRB, PA Elec. Co. Proj., 5.35%, 11/01/2010, (Insd. by MBIA)	AAA	9,600,000	10,217,952
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%, 07/01/2009	NR	1,370,000	1,404,771

			11,622,723

ESCROW–2.0%
Allegheny Cnty., PA Sanitation Auth. Swr. RB, 6.80%, 07/01/2003	AAA	270,000	280,338
Armstrong, PA Sch. Dist. GO, 7.75%, 12/01/2004	AAA	140,000	148,523
Athens, PA Sch. Dist. GO:
5.50%, 04/15/2017	AAA	2,330,000	2,410,362
5.50%, 04/15/2018	AAA	1,000,000	1,029,150
5.50%, 04/15/2019	AAA	2,590,000	2,655,656
Dover Township, PA Swr. Auth. RB, 6.25%, 05/01/2012	AAA	15,000	15,844

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
ESCROW–continued
Hempfield, PA Lancaster Cnty. Sch. Dist. GO:
6.10%, 08/15/2002	AAA	$2,405,000	$2,444,153
7.10%, 10/15/2005	Aa2	300,000	301,203
Neshaminy, PA Wtr. Res. Auth. RB, 5.40%, 03/01/2013	Aaa	1,610,000	1,675,672
Pennsylvania Tpke. Commission RB, Oil Franchise Tax:
Ser. A, 5.45%, 12/01/2003, (Insd. by AMBAC)	AAA	2,360,000	2,463,982
Ser. A, 5.50%, 12/01/2004, (Insd. by AMBAC)	AAA	2,000,000	2,123,800
Philadelphia, PA IDA RB:
Girard Estate Coal Mining Proj., 5.25%, 11/15/2009	AA	500,000	525,950
Natl. Board of Med. Examiners Proj., 6.25%, 05/01/2002	NR	580,000	582,256
Pittsburgh, PA Wtr. & Swr. Sys. RB, 7.25%, 09/01/2014, (Insd. by FGIC)	Aaa	1,000,000	1,186,200

			17,843,089

GENERAL OBLIGATION–LOCAL–7.8%
Abington, PA Sch. Dist., GO, Ser. AA, 5.625%, 05/15/2020	AAA	2,090,000	2,117,525
Allentown, PA GO, 5.65%, 07/15/2010	AAA	170,000	184,134
Berks Cnty., PA GO:
6.05%, 11/15/2003	AAA	1,000,000	1,043,700
6.10%, 11/15/2004	AAA	2,000,000	2,088,040
Bucks Cnty., PA GO:
Ser. A, 6.10%, 03/01/2003	AA	2,000,000	2,073,120
Ser. A, 6.20%, 03/01/2004	AA	5,500,000	5,830,605
Central Bucks, PA Sch. Dist. GO:
5.50%, 05/15/2017	Aaa	3,750,000	3,900,413
5.50%, 05/15/2018	Aaa	2,000,000	2,070,560
5.50%, 05/15/2019	Aaa	1,500,000	1,545,720
Chester Cnty., PA GO:
5.50%, 11/15/2017	Aa2	2,280,000	2,364,383
5.50%, 11/15/2018	Aa2	2,405,000	2,482,874
5.50%, 11/15/2019	Aa2	2,535,000	2,605,422
Ser. B, 5.625%, 11/15/2016	Aa2	4,290,000	4,589,785
Georgetown Cnty., SC Dist. GO, 5.75%, 03/01/2014	AA	2,000,000	2,157,620
Lower Merion Township, PA Sch. Dist. GO:
5.625%, 08/01/2005	AAA	100,000	101,142
5.75%, 08/01/2009	AAA	1,000,000	1,012,470
North Penn, PA Sch. Dist. GO, Ser. AAA, 6.15%, 09/15/2009	Aa3	3,550,000	3,620,716
Parkland, PA Sch. Dist. GO:
5.60%, 09/01/2010	AAA	1,535,000	1,637,707
5.65%, 09/01/2011	AAA	2,125,000	2,271,030
5.70%, 09/01/2012	AAA	2,250,000	2,408,692
Perkiomen Valley, PA Sch. Dist., 5.50%, 03/01/2017	Aaa	1,525,000	1,575,966
Philadelphia, PA GO, Ser. B, 5.80%, 11/15/2007	AAA	875,000	925,453
Philadelphia, PA Sch. Dist. GO, Ser. B, 5.50%, 09/01/2025	AAA	4,000,000	4,024,000
Pocono Mtn., PA Sch. Dist. GO, Ser. AA, 6.10%, 10/01/2003, (Insd. by AMBAC)	AAA	2,000,000	2,000,700
Scranton, PA Sch. Dist. GO, 5.375%, 04/01/2020	AAA	2,855,000	2,882,379
Spring Grove, PA Area Sch. Dist. GO, 5.25%, 04/01/2016	AAA	4,690,000	4,763,492
Springfield, PA Sch. Dist. GO, Delaware Cnty. Impt., 5.50%, 03/15/2018	AAA	2,585,000	2,662,886
Sto-Rox Sch. Dist., PA GO, 5.80%, 06/15/2030	AAA	1,500,000	1,652,805
Valley View, PA Sch. Dist. GO, Ser. A, 5.375%, 11/15/2010, (Insd. by FGIC)	Aaa	2,065,000	2,144,895

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
GENERAL OBLIGATION–LOCAL–continued
York Cnty., PA GO, 6.00%, 10/01/2004, (Insd. by FGIC)	AAA	$1,000,000	$1,000,350
York, PA City Sch. Dist. GO:
5.60%, 03/01/2007, (Insd. by FGIC)	AAA	35,000	35,921
Prerefunded, 5.60%, 03/01/2007, (Insd. by FGIC)	AAA	40,000	41,242

			69,815,747

GENERAL OBLIGATION–STATE–7.3%
Cmnwlth. of Puerto Rico GO, Ser. D, 7.00%, 07/01/2010, (Insd. by MBIA)	AAA	3,950,000	4,675,378
Pennsylvania GO:
5.25%, 02/01/2015	AA	1,000,000	1,029,370
5.25%, 02/01/2017	AA	3,500,000	3,548,090
5.75%, 10/01/2018	AAA	1,000,000	1,059,810
Ser. 1, 6.00%, 01/15/2012	AA	2,705,000	2,969,549
Ser. 1, 6.00%, 01/15/2014	AA	2,605,000	2,847,213
Ser. 1, 6.00%, 01/15/2015	AAA	9,605,000	10,498,073
Ser. 1, 6.00%, 01/15/2016	AAA	9,805,000	10,696,569
Ser. 2, 5.50%, 06/15/2010	AAA	3,000,000	3,173,550
Ser. 2, 5.75%, 10/01/2014	AA	11,725,000	12,571,310
Ser. 2, 6.00%, 07/01/2005	AA	25,000	26,844
Ser. 2, 6.25%, 07/01/2010	AA	5,000,000	5,634,300
Ser. 2, 6.25%, 07/01/2011	AA	5,060,000	5,719,925
Pittsburgh, PA Urban Redev. Auth., Ctr. Triangle Tax Increment, Ser. A, 6.10%, 05/01/2019	A2	1,090,000	1,119,037

			65,569,018

HOSPITAL–18.0%
Allegheny Cnty., PA Hosp. Dev. Auth. RB:
Allegheny Gen. Hosp. Proj., 7.25%, 07/01/2003	AAA	440,000	455,017
Montefiore Hosp. Assn. of Western PA, 5.80%, 10/01/2003	AAA	45,000	46,464
Pittsburgh Mercy Hlth. Sys.:
5.40%, 08/15/2009	AAA	1,865,000	1,972,984
5.50%, 08/15/2010	AAA	1,510,000	1,599,785
5.50%, 08/15/2011	AAA	2,445,000	2,589,377
5.625%, 08/15/2018, (Insd. by AMBAC)	AAA	2,000,000	2,061,940
5.625%, 08/15/2026	AAA	3,870,000	3,962,299
South Hills Hlth. Sys.:
Ser. A, 5.125%, 05/01/2023	A2	3,310,000	2,922,565
Ser. B, 6.625%, 05/01/2020	A2	1,755,000	1,836,379
Univ. of Pittsburgh Med. Ctr. Hlth. Sys., Ser. B, 5.50%, 12/15/2014, (Insd. by AMBAC)	AAA	8,295,000	8,565,251
Univ. of Pittsburgh Med. Ctr. Hlth. Sys., Presbyterian Univ. Hosp.:
Ser. A, 6.00%, 04/01/2005, (Insd. by MBIA)	AAA	1,000,000	1,066,380
Ser. A, 6.25%, 11/01/2023	AAA	360,000	369,227
Ser. B, 6.00%, 11/01/2006	AAA	1,000,000	1,041,710
Ser. B, 6.00%, 11/01/2012, (Insd. by MBIA)	AAA	25,000	26,043

Allentown, PA Area Hosp. Auth. RB, Sacred Heart Healthcare Sys., Ser. A, 4.75%, 07/01/2008	BB+	2,550,000	2,148,936
Arlington Cnty., VA IDA Hosp. Fac. RB, VA Hosp. Ctr. Arlington Hlth. Sys., 5.50%, 07/01/2018	A2	1,000,000	994,600

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOSPITAL–continued
Berks Cnty., PA Muni. Auth. Hosp. RB:
Healthcare Pooled Financing Proj., 5.00%, 03/01/2028	AA-	$6,255,000	$5,689,048
Reading Hosp. & Med. Ctr. Proj.:
5.70%, 10/01/2014	AAA	2,110,000	2,280,826
Ser. B, 5.60%, 10/01/2006	AAA	65,000	70,128
Blair Cnty., PA Hosp. Auth. RB, Altoona Hosp. Proj., Ser. A, 5.50%, 07/01/2010	AAA	1,000,000	1,054,230
Bucks Cnty., PA St. Mary’s Hosp. Auth. RB, Catholic Hlth. Initiatives, Ser. A, 5.00%, 12/01/2018	AA-	5,000,000	5,237,300
Cmnwlth. of Puerto Rico Indl., Tourist, Edl., Med. & Env. Ctl.
Facs. RB, Hosp. Auxilio Mutuo Obl., 6.25%, 07/01/2024, (Insd. by MBIA)	AAA	3,250,000	3,476,005
Cmnwlth. of Puerto Rico Pub. Bldgs. Auth. RB, Gtd. Pub. Ed. & Hlth. Facs., Ser. M, 5.70%, 07/01/2009	A	1,800,000	1,943,910
Columbia Cnty., PA Hosp. Auth. RB, Bloomburg Hosp. Proj., 5.80%, 06/01/2019	BBB-	4,755,000	3,989,017
Dauphin Cnty., PA Gen. Auth. Hlth. Sys. RB, Pinnacle Hlth. Sys. Proj., 5.50%, 05/15/2017, (Insd. by MBIA)	AAA	1,000,000	1,014,050
Geisinger, PA Hlth. Sys. Auth. RB, PA State Geisinger Hlth. Sys., Ser. A, 5.50%, 08/15/2010	Aa2	1,685,000	1,756,798
Horizon Hosp. Sys. Auth. PA Hosp. RB, 6.35%, 05/15/2026	A-	3,650,000	3,599,156
Lehigh Cnty., PA Gen. Purpose Auth. RB, Lehigh Valley Hosp. Inc.:
Ser. A, 5.875%, 07/01/2015	AAA	2,245,000	2,331,500
Ser. A, 7.00%, 07/01/2016, (Insd. by MBIA)	AAA	2,500,000	2,965,625
Pennsylvania Higher Edl. Facs. Auth. RB:
Allegheny Delaware Valley Obl.:
5.875%, 11/15/2021	AAA	3,550,000	3,613,013
Ser. A, 5.50%, 11/15/2008	AAA	3,000,000	3,163,140
Univ. of Pennsylvania:
Ser. A, 5.70%, 01/01/2011	A	1,100,000	1,122,583
Ser. A, 6.00%, 01/01/2003	A	2,715,000	2,779,400
Ser. A, 6.00%, 01/01/2004	A	3,440,000	3,575,639
Ser. B, 5.50%, 01/01/2009	A	1,520,000	1,552,923
Ser. B, 5.75%, 01/01/2017	A	4,000,000	3,983,840
Univ. of Pennsylvania Hlth. Svcs.:
Ser. A, 5.60%, 01/01/2010	A	2,525,000	2,575,727
Ser. A, 6.00%, 01/01/2007	A	1,000,000	1,048,750
Ser. A, 6.00%, 01/01/2010	A	100,000	102,724
Ser. B, 5.70%, 01/01/2011	A	4,460,000	4,551,564
Ser. B, 5.85%, 09/01/2013	AA	3,740,000	3,869,441
Pennsylvania Hosp. & Higher Ed. Facs. Auth. RB, Jefferson Hlth. Sys., Ser. A, 5.25%, 05/15/2014	AA-	7,390,000	7,195,643
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RB:
5.125%, 05/15/2018	AAA	8,850,000	8,636,007
Ser. A, 7.00%, 08/15/2017	A+	1,015,000	1,050,657
Children’s Hosp. Proj., Ser. A, 5.20%, 02/15/2005	AA	1,470,000	1,514,217
Children’s Seashore House, Ser. A, 7.00%, 08/15/2022	A+	4,000,000	4,140,520
Jefferson Hlth. Sys.:
Ser. A, 5.125%, 05/15/2011	AA-	3,395,000	3,354,634
Ser. A, 5.125%, 05/15/2012	AA-	3,555,000	3,484,682
Ser. A, 5.25%, 05/15/2013	AAA	3,045,000	3,111,472
Pottsville, PA Hosp. Auth. RB, Ascension Hlth. Credit, Ser. A, 6.375%, 11/15/2019	AAA	8,245,000	8,925,542

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
HOSPITAL–continued
Southcentral, PA Gen. Auth. RB:
Wellspan Hlth. Obligated, 5.25%, 05/15/2025	AAA	$1,825,000	$1,770,213
Wellspan Hlth. Obligated, 5.375%, 05/15/2028	Aa3	9,000,000	8,611,380

West Shore, PA Area Hosp. Auth. RB, Holy Spirit Hosp. Proj., 6.20%, 01/01/2026	BBB+	4,250,000	4,160,623
Westmoreland Cnty., PA IDA RB:
5.10%, 05/01/2009	BBB	6,000,000	5,856,900
Citizens General Hosp., 5.00%, 07/01/2008	B1	1,000,000	998,380

			161,816,164

HOUSING–4.7%

Allegheny Cnty., PA Redev. Auth. RB, Home Impt. Loan, Ser. A, 5.70%, 02/01/2007, (Insd. by FHA)	A	5,000	5,002
Allegheny Cnty., PA Residential Fin. Auth. SFHRB:
Ser. II-1, 5.80%, 05/01/2021	Aaa	2,730,000	2,770,404
Ser. II-1, 5.90%, 11/01/2032	Aaa	1,345,000	1,362,996
Ser. Y, 6.60%, 11/01/2014, (Coll. by GNMA)	Aaa	955,000	971,130
Arlington Cnty., VA IDA MHRB, Woodbury Park Apts., Ser. B, 6.50%, 07/01/2024	A	1,000,000	959,080
Horry Cnty., SC Hospitality Fee RB, 6.00%, 04/01/2013	A2	705,000	759,186
Pennsylvania HFA, Rental Hsg., 6.40%, 07/01/2012, (Coll. by FNMA)	AAA	1,300,000	1,330,147
Pennsylvania HFA SFHRB:
Ser. 33, 6.90%, 04/01/2017	AA+	820,000	836,736
Ser. 34A, 6.85%, 04/01/2016, (Insd. by FHA)	AA+	2,000,000	2,040,800
Ser. 36, 5.45%, 10/01/2014	AA+	700,000	710,178
Ser. 40, 6.80%, 10/01/2015	AA+	750,000	769,673
Ser. 50A, 6.00%, 10/01/2013	AA+	1,840,000	1,941,770
Ser. 57B, 5.625%, 10/01/2011, (Insd. by FHA)	AA+	1,500,000	1,564,755
Ser. 65A, 5.20%, 10/01/2018	AA+	5,000,000	4,855,500
Ser. 68A, 5.875%, 04/01/2017	AA+	2,465,000	2,564,216
Ser. 68A, 6.05%, 10/01/2028	AA+	3,450,000	3,537,699
Ser. 68A, 6.10%, 04/01/2021	AA+	2,000,000	2,066,040
Ser. 69A, 6.15%, 10/01/2020, (Insd. by FHA)	AA+	5,900,000	6,120,955
Ser. 69A, 6.25%, 04/01/2031, (Insd. by FHA)	AA+	1,000,000	1,036,910
Ser. 70A, 5.80%, 10/01/2021	AA+	1,000,000	1,013,340
Ser. 72A, 5.25%, 04/01/2021	AA+	5,250,000	5,060,475

			42,276,992

INDUSTRIAL DEVELOPMENT REVENUE–3.0%
Erie Cnty., PA IDA Env. Impt. RB, Intl. Paper Co. Proj., Ser. A, 7.625%, 11/01/2018	BBB	500,000	537,890
Greene Cnty., PA IDA RB, Monongahela Pwr. Co., Ser. B, 5.10%, 02/01/2012	A2	1,500,000	1,481,640
Pennsylvania IDA RB, Economic Dev.:
5.80%, 01/01/2008, (Insd. by AMBAC)	AAA	2,215,000	2,387,393
5.80%, 07/01/2009	AAA	250,000	271,688
6.00%, 01/01/2005, (Insd. by AMBAC)	AAA	7,595,000	8,077,283
7.00%, 01/01/2006	AAA	2,000,000	2,215,380
Philadelphia, PA Auth. For Indl. RB, 5.50%, 10/01/2019	AAA	2,225,000	2,273,082
Philadelphia, PA IDA RB, American College of Physicians, 6.00%, 06/15/2030	AA-	5,500,000	5,631,835
Schuylkill Cnty., PA IDA RB, Pine Grove Landfill, Inc., 5.10%, 04/01/2009	BBB	3,800,000	3,709,560

			26,585,751

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
LEASE–0.5%
Philadelphia, PA Auth. RB, 5.50%, 10/01/2014	AAA	$4,000,000	$4,208,720

MISCELLANEOUS REVENUE–8.0%
Center City Dist., PA Bus. Impt. Spl. Assmt. RB:
5.45%, 12/01/2006	AAA	1,085,000	1,156,794
5.55%, 12/01/2007	AAA	1,145,000	1,217,043
5.60%, 12/01/2008, (Insd. by AMBAC)	AAA	1,210,000	1,285,698
Cmnwlth. of Puerto Rico Muni. Fin. Agy. RB, Ser. A, 6.00%, 07/01/2011, (Insd. by FSA)	AAA	1,000,000	1,125,380
Dauphin Cnty., PA Gen. Auth. RB:
Forum Place Office & Pkg., Ser. A, 6.00%, 01/15/2025	NR	10,400,000	7,165,288
Hyatt Regency Hotel & Conf. Ctr., 6.00%, 01/01/2010	NR	6,300,000	5,834,556
Office & Parking-Riverfront Office, 6.00%, 01/01/2025	NR	4,000,000	3,494,240
Delaware Valley, PA Regl. Fin. RB, Ser. B, 5.60%, 07/01/2017, (Insd. by AMBAC)	AAA	2,000,000	2,129,060
New Morgan, PA Muni. Auth. RB, Cmnwlth. Office Proj., Ser. A, 6.50%, 06/01/2025	NR	2,560,000	2,491,059
Northampton Cnty., PA Gen. Purpose Auth. RB:
5.75%, 10/01/2016	AAA	1,560,000	1,678,513
5.75%, 10/01/2017	AAA	3,270,000	3,493,374
Pennsylvania Convention Ctr. Auth. RB, Ser. A, 6.70%, 09/01/2016, (Insd. by FGIC)	AAA	8,500,000	9,964,720
Pennsylvania Fin. Auth. RB, Muni. Capital Impts. Program, 6.60%, 11/01/2009	A	5,000,000	5,343,350
Pennsylvania IDA RB, Economic Dev., 6.00%, 01/01/2012, (Insd. by AMBAC)	AAA	7,215,000	7,684,769
Pennsylvania Infrastructure Investment Auth. RB, Pennvest Loan Pool Program:
5.40%, 09/01/2009, (Insd. by MBIA)	AAA	1,805,000	1,907,073
5.50%, 09/01/2010, (Insd. by MBIA)	AAA	2,140,000	2,259,390
Pennsylvania Intergovernmental Cooperative Auth. Spl. Tax RRB, Philadelphia Funding Program:
5.60%, 06/15/2012, (Insd. by FGIC)	AAA	3,665,000	3,792,322
5.625%, 06/15/2013, (Insd. by FGIC)	AAA	3,000,000	3,098,940
Pennsylvania Pub. Sch. Bldg. Auth. RB:
Montgomery Cnty. Community College, Ser. B, 5.60%, 11/01/2005	A1	1,260,000	1,343,979
Tuscarora Sch. Dist. Refunding Proj., Ser. B, 5.70%, 10/15/2003	A	965,000	1,006,254
Philadelphia, PA Hosp. & Higher Ed. Facs. Auth. RB, Community College, Ser. B, 6.25%, 05/01/2006, (Insd. by MBIA)	AAA	1,205,000	1,311,751
Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2020, (Insd. by MBIA)	AAA	3,000,000	3,106,110

			71,889,663

PORT AUTHORITY–1.3%
Allegheny Cnty., PA Port Auth. RB:
5.50%, 03/01/2016	AAA	2,000,000	2,083,760
5.50%, 03/01/2017	AAA	3,750,000	3,883,275
Delaware River Port Auth. PA & NJ, 5.50%, 01/01/2018	AAA	3,425,000	3,577,207
Philadelphia, PA Regl. Port Auth. RB, 6.00%, 09/01/2007	AAA	1,900,000	1,944,973

			11,489,215

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
PRE-REFUNDED–10.3%
Abington, PA Sch. Dist., GO:
Ser. A, 5.625%, 05/15/2020	AAA	$2,000,000	$2,139,760
Ser. A, 5.75%, 05/15/2025	AAA	2,000,000	2,148,200
Allegheny Cnty., PA GO:
Ser. C-43, 5.70%, 09/15/2008	AAA	1,500,000	1,592,730
Ser. C-43, 5.875%, 09/15/2010, (Insd. by MBIA)	AAA	60,000	63,956
Ser. C-53, 5.50%, 11/01/2015	AAA	1,950,000	2,036,366
Blue Moutain, PA Sch. Dist. GO, Ser. A, 5.50%, 10/01/2019, (Insd. by FSA)	AAA	2,880,000	2,952,835
Bradford, PA Area Sch. Dist. GO:
5.50%, 10/01/2010	AAA	1,105,000	1,175,864
5.75%, 10/01/2015, (Insd. by FGIC)	AAA	2,000,000	2,144,620
Bucks Cnty., PA Wtr. & Swr. Auth. RB, Collection Swr. Sys., 6.50%, 12/01/2012	AAA	2,000,000	2,061,060
Cambria Cnty., PA GO, Ser. A, 6.625%, 08/15/2012, (Insd. by FGIC)	AAA	4,485,000	4,909,774
Central Bucks, PA Sch. Dist. GO:
Ser. A, 6.90%, 11/15/2013	Aa3	1,000,000	1,095,210
Ser. A, 6.90%, 11/15/2014	Aa3	1,405,000	1,538,770
Conrad Weiser, PA Area Sch. Dist. GO, 6.85%, 12/15/2014, (Insd. by MBIA)	AAA	1,500,000	1,644,870
Cornwall & Lebanon, PA Suburban Joint Sch. Auth. RB, 5.60%, 03/01/2007, (Insd. by FGIC)	AAA	1,405,000	1,472,524
Council Rock, PA Sch. Dist. GO, Ser. A, 5.375%, 11/15/2017, (Insd. by MBIA)	Aaa	2,055,000	2,102,162
Crawford Cnty., PA Central Sch. Dist. GO:
5.55%, 02/15/2008, (Insd. by FGIC)	AAA	1,500,000	1,584,765
5.65%, 02/15/2009, (Insd. by FGIC)	AAA	2,085,000	2,208,495
Dauphin Cnty., PA GO, 5.45%, 08/01/2007	AAA	3,000,000	3,115,740
Delaware Cnty., PA GO:
5.50%, 10/01/2015	AA	310,000	316,327
5.55%, 10/01/2010	AA	1,750,000	1,875,038
Prerefunded, 5.50%, 10/01/2015	AA	2,385,000	2,537,950
Geisinger, PA Hlth. Sys. Auth. RB, PA State Geisinger Hlth. Sys., Ser. A, 6.00%, 07/01/2006	AAA	1,385,000	1,428,639
Lancaster, PA Sch. Dist. GO:
5.60%, 05/15/2007, (Insd. by FGIC)	AAA	1,000,000	1,052,620
5.80%, 05/15/2009, (Insd. by FGIC)	AAA	1,585,000	1,674,901
Loyalsock Township, PA Sch. Dist. GO:
5.375%, 11/01/2017, (Insd. by MBIA)	AAA	1,730,000	1,769,600
5.375%, 11/01/2018, (Insd. by MBIA)	AAA	1,510,000	1,535,383
5.375%, 11/01/2019, (Insd. by MBIA)	AAA	1,855,000	1,879,170
Manheim, PA Central Sch. Dist., GO:
5.60%, 05/15/2006	AAA	1,085,000	1,142,093
6.10%, 05/15/2014, (Insd. by FGIC)	AAA	100,000	106,286
Mon Valley, PA Swr. Auth. RB, 6.55%, 11/01/2019, (Insd. by MBIA)	AAA	1,305,000	1,416,578
Neshaminy, PA Sch. Dist. GO, 6.10%, 02/15/2007	AAA	1,000,000	1,016,210
North Wales, PA Wtr. Auth. RB, 6.75%, 11/01/2010, (Insd. by FGIC)	AAA	100,000	109,045
Penn Hills, PA GO, 5.60%, 12/01/2005, (Insd. by AMBAC)	AAA	1,000,000	1,024,530
Pennsylvania Fin. Auth. Community College RB, Beaver Cnty. Proj., Ser. A, 6.00%, 12/01/2014	AAA	1,500,000	1,610,775
Pennsylvania Higher Edl. Facs. Auth. RB, Thomas Jefferson Univ., Ser. A, 6.625%, 08/15/2009	A1	1,115,000	1,156,991
Pennsylvania Intergovernmental Cooperative Auth. Spl. Tax RB, Philadelphia Funding Program, 6.75%, 06/15/2021, (Insd. by FGIC)	AAA	1,650,000	1,811,403

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
PRE-REFUNDED–continued
Pennsylvania Pub. Sch. Bldg. Auth. RB, Harrisburg Area Community
College, Ser. D, 6.75%, 04/01/2011, (Insd. by MBIA)	AAA	$2,400,000	$2,400,984
Philadelphia, PA GO, Ser. B, 5.80%, 11/15/2007	AAA	1,440,000	1,564,186
Pittsburgh, PA GO, Ser. D, 6.125%, 09/01/2017, (Insd. by AMBAC)	AAA	25,000	25,950
Pittsburgh, PA Wtr. & Swr. Sys. RB:
1st Lien, Ser. A, 5.40%, 09/01/2012, (Insd. by FGIC)	AAA	2,845,000	3,015,131
1st Lien, Ser. A, 5.50%, 09/01/2013, (Insd. by FGIC)	AAA	2,715,000	2,886,045
Schuylkill Valley, PA Sch. Dist. GO:
5.55%, 04/15/2007, (Insd. by MBIA)	AAA	1,110,000	1,147,463
5.65%, 04/15/2008, (Insd. by MBIA)	AAA	1,185,000	1,226,214
Seneca Valley, PA Sch. Dist. GO, 5.85%, 02/15/2015, (Insd. by FGIC)	AAA	105,000	112,711
Solanco, PA Sch. Dist. GO, 5.90%, 02/15/2009	AAA	3,450,000	3,630,849
Southeastern, PA Trans. Auth. Spl. RB:
Ser. A, 5.625%, 03/01/2007	AAA	3,090,000	3,301,541
Ser. A, 5.75%, 03/01/2008, (Insd. by FGIC)	AAA	1,220,000	1,307,730
Prerefunded:
Ser. A, 5.625%, 03/01/2007, (Insd. by FGIC)	AAA	185,000	197,665
Ser. A, 5.75%, 03/01/2008, (Insd. by FGIC)	AAA	70,000	75,034
Stroudsburg, PA Area Sch. Dist. GO, 5.65%, 10/01/2009	AAA	2,405,000	2,571,041
Unionville-Chadds Ford, PA Sch. Dist. GO, 5.80%, 06/01/2013	Aa2	1,000,000	1,039,510
Univ. of Pittsburgh, PA RB:
Ser. B, 6.10%, 06/01/2005, (Insd. by MBIA)	AAA	2,120,000	2,177,961
Ser. B, 6.25%, 06/01/2008, (Insd. by MBIA)	AAA	1,300,000	1,335,880
Washington Cnty., PA Hosp. Auth. RB, Shadyside Hosp. Proj., 5.875%, 12/15/2004	AAA	1,300,000	1,361,399
West Mifflin, PA Muni. Sanitation Swr. Auth. RB:
5.70%, 08/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,075,460
Ser. A, 5.80%, 08/01/2024	AAA	2,500,000	2,698,550

			92,602,544

PUBLIC FACILITIES–0.5%
Pittsburgh & Allegheny Cnty., PA Regl. Asset Dist. Sales Tax RB, 5.25%, 02/01/2031	AAA	4,500,000	4,382,280

RESOURCE RECOVERY–0.9%
Pennsylvania Econ. Dev. Fin. Auth. Resource Recovery RB, Colver, Proj.:
Ser. D, 7.15%, 12/01/2018	BBB-	2,300,000	2,401,154
Ser. D, 7.05%, 12/01/2010	BBB-	1,000,000	1,049,140
Ser. D, 7.125%, 12/01/2015	BBB-	3,700,000	3,869,830
Pennsylvania EDA RB, Dr. Gertrude A. Barber Ctr., Inc., 5.90%, 12/01/2030	AA	1,000,000	1,009,630

			8,329,754

SALES TAX–1.5%
Pennsylvania Convention Ctr. RRB, Ser. A, 6.75%, 09/01/2019, (Insd. by MBIA)	AAA	12,295,000	13,490,320

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
SPECIAL TAX–1.4%
Allegheny Cnty., PA Redev. Auth. Tax RB:
6.30%, 12/15/2018	NR	$2,015,000	$2,119,055
6.40%, 12/15/2018	NR	4,030,000	4,235,933
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien:
Ser. A, 5.20%, 10/01/2009	BBB-	1,000,000	1,029,150
Ser. A, 5.50%, 10/01/2013	BBB-	1,000,000	1,025,940
Ser. A, 5.50%, 10/01/2018	BBB-	500,000	497,850
Ser. A, 5.50%, 10/01/2022	BBB-	1,000,000	980,720
Ser. A, 5.625%, 10/01/2025	BBB-	2,250,000	2,235,487

			12,124,135

TOBACCO REVENUE–2.1%
Children’s Trust Fund PR RB, 5.75%, 07/01/2020	A	3,065,000	3,118,668
Tobacco Settlement Revenue Mgmt. Auth. RB, SC Tobacco Settlement,
Ser. B, 6.00%, 05/15/2022	A	5,620,000	5,619,494
Washington, DC Tobacco Settlement Financing Corp. RB, 6.25%, 05/15/2024	A	10,000,000	9,999,100

			18,737,262

TRANSPORTATION–5.2%
Allegheny Cnty., PA Port Auth. RB:
5.50%, 03/01/2015	AAA	1,000,000	1,047,470
6.25%, 03/01/2017	AAA	5,000,000	5,609,250
6.375%, 03/01/2014	AAA	5,500,000	6,210,930
6.375%, 03/01/2015	AAA	4,750,000	5,363,985
Pennsylvania Tpke. Commission RB:
5.375%, 07/15/2019	AAA	2,965,000	3,006,125
Ser. O, 5.60%, 12/01/2005, (Insd. by FGIC)	AAA	1,000,000	1,041,950
Ser. O, 5.70%, 12/01/2006, (Insd. by FGIC)	AAA	1,500,000	1,563,075
Ser. P, 5.80%, 12/01/2006	AA-	2,075,000	2,139,553
Ser. U, 5.80%, 12/01/2007, (Insd. by FGIC)	AAA	5,000,000	5,207,600
Pennsylvania Tpke. Commission RRB:
Ser. S, 5.50%, 06/01/2015	AA-	6,425,000	6,746,250
Ser. S, 5.625%, 06/01/2014	AA-	6,080,000	6,495,699
Southeastern PA Trans. Auth. PA RB, Ser. A, 5.25%, 03/01/2014	AAA	2,500,000	2,577,125

			47,009,012

WATER & SEWER–5.4%
Allegheny Cnty., PA Sanitation Auth. Swr. RB:
5.375%, 12/01/2018	AAA	2,080,000	2,118,688
5.50%, 12/01/2020	AAA	3,865,000	3,961,934
5.50%, 12/01/2030	AAA	5,375,000	5,417,732
5.75%, 12/01/2014	AAA	2,390,000	2,572,261
Delaware Cnty., PA Regl. Wtr. Quality Ctl. Auth. RB, 5.50%, 05/01/2015	AAA	2,540,000	2,657,374
North Penn, PA Wtr. Auth. RB:
5.75%, 11/01/2018, (Insd. by FGIC)	AAA	3,705,000	3,796,365
6.00%, 11/01/2007, (Insd. by FGIC)	AAA	1,000,000	1,032,440
North Wales, PA Wtr. Auth. RB, 5.60%, 11/01/2020, (Insd. by FGIC)	AAA	4,530,000	4,584,904
Philadelphia, PA Wtr. & Wst. Wtr. RB, 6.25%, 08/01/2012, (Insd. by MBIA)	AAA	4,000,000	4,520,440
Pittsburgh, PA Wtr. & Swr. Sys. RB, 5.50%, 12/01/2015	AAA	3,100,000	3,249,947
Univ. of Pittsburgh, PA RB, Area Joint Swr. Auth.,
5.25%, 11/01/2014, (Insd. by MBIA)	AAA	4,355,000	4,555,199

EVERGREEN
Pennsylvania Municipal Bond Fund
Schedule of Investments (continued)

March 31, 2002

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS–continued
WATER & SEWER–continued
Upper Merion, PA Muni. Util. Auth., Swr. RB:
5.55%, 08/15/2007	Aa1	$2,595,000	$2,680,220
6.00%, 08/15/2012	Aa1	1,000,000	1,042,050
6.00%, 08/15/2016	Aa1	2,325,000	2,360,456
Upper Moreland-Hatboro, PA Joint Swr. Auth. RB:
6.25%, 10/15/2002, (Insd. by MBIA)	AAA	1,025,000	1,048,032
6.35%, 10/15/2003, (Insd. by MBIA)	AAA	1,000,000	1,055,430
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%, 07/01/2008	NR	1,835,000	1,892,050

			48,545,522

Total Municipal Obligations			868,434,100

		Shares

SHORT-TERM INVESTMENTS–2.2%
MUTUAL FUND SHARES–2.2%
Evergreen Institutional Municipal Money Market Fund ø		19,773,083	19,773,083

Total Investments–(cost $867,894,434)–99.0%			888,207,183
Other Assets and Liabilities–1.0%			9,133,887

Net Assets–100.0%			$897,341,070

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments

March 31, 2002

Symbol Description
^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
ø	The advisor to the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
AMBAC	American Municipal Bond Assurance Corporation
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Federal Guaranty Insurance Company
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GO	General Obligation
HFA	Housing Finance Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
MBIA	Municipal Bond Investors Assurance Corporation
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RHA	Resource Healthcare of America, Inc.
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond

The following table shows for each Fund the percent of portfolio assets invested by geographic location as of March 31, 2002:

	Connecticut Fund	New Jersey Fund	Pennsylvania Fund

Connecticut	83.4%	0.0%	0.0%
Delaware	0.0%	0.7%	0.0%
District of Columbia	1.6%	0.0%	1.1%
Georgia	0.0%	0.6%	0.0%
Guam	0.4%	0.0%	0.0%
Louisiana	2.8%	0.0%	0.0%
Maryland	0.0%	0.8%	0.0%
New Mexico	1.9%	0.0%	0.0%
New Jersey	0.0%	69.1%	0.0%
New York	0.0%	6.1%	0.0%
Ohio	0.0%	1.2%	0.0%
Oklahoma	0.0%	1.5%	0.0%
Oregon	0.0%	0.4%	0.0%
Pennsylvania	0.0%	3.7%	92.3%
Puerto Rico	5.9%	4.4%	2.0%
South Carolina	1.7%	1.1%	1.0%
Virginia	0.0%	0.0%	0.4%
Virgin Islands	0.0%	1.8%	1.0%
Washington	0.0%	3.9%	0.0%
Non State Specific	2.3%	4.7%	2.2%

Total	100.0%	100.0%	100.0%

See Combined Notes to Financial Statements.

EVERGREEN
State Municipal Bond Funds
Statements of Assets and Liabilities

March 31, 2002

	Connecticut Fund	New Jersey Fund	Pennsylvania Fund

Assets
Identified cost of securities	$ 59,737,834	$ 253,863,677	$ 867,894,434
Net unrealized gains on securities	2,511,752	8,381,659	20,312,749

Market value of securities	62,249,586	262,245,336	888,207,183
Cash	1,000	1,001	0
Receivable for securities sold	1,710,166	0	0
Receivable for Fund shares sold	0	212,012	304,853
Interest receivable	1,178,800	3,830,459	14,304,888
Receivable from investment advisor	1,569	0	0
Prepaid expenses and other assets	3,905	7,152	251,321

Total assets	65,145,026	266,295,960	903,068,245

Liabilities
Distributions payable	233,992	821,515	3,474,423
Payable for securities purchased	1,035,018	3,480,001	2,084,044
Payable for Fund shares redeemed	50,000	19,717	57,834
Advisory fee payable	0	12,034	24,227
Distribution Plan expenses payable	403	0	6,528
Due to other related parties	700	2,865	9,834
Accrued expenses and other liabilities	7,987	33,837	70,285

Total liabilities	1,328,100	4,369,969	5,727,175

Net assets	$ 63,816,926	$ 261,925,991	$ 897,341,070

Net assets represented by
Paid-in capital	$ 63,448,639	$ 261,539,244	$ 895,007,907
Undistributed (overdistributed) net investment income	8,173	9,454	(221,768)
Accumulated net realized gains or losses on securities	(2,151,638)	(8,004,366)	(17,757,818)
Net unrealized gains on securities	2,511,752	8,381,659	20,312,749

Total net assets	$ 63,816,926	$ 261,925,991	$ 897,341,070

Net assets consists of
Class A	$ 2,907,149	$ 63,623,069	$ 58,010,106
Class B	2,955,269	26,018,269	34,680,611
Class C	999	1,003	10,542,842
Class I	57,953,509	172,283,650	794,107,511

Total net assets	$ 63,816,926	$ 261,925,991	$ 897,341,070

Shares outstanding
Class A	465,767	5,894,143	5,187,906
Class B	473,467	2,410,338	3,121,470
Class C	160	93	947,225
Class I	9,284,759	15,960,297	71,015,867

Net asset value per share
Class A	$ 6.24	$ 10.79	$ 11.18

Class A — Offering price (based on sales charge of 4.75%)	$ 6.55	$ 11.33	$ 11.74

Class B	$ 6.24	$ 10.79	$ 11.11

Class C	$ 6.24	$ 10.79	$ 11.13

Class I	$ 6.24	$ 10.79	$ 11.18

See Combined Notes to Financial Statements.

EVERGREEN
State Municipal Bond Funds
Statements of Operations

Year Ended March 31, 2002

	Connecticut Fund	New Jersey Fund	Pennsylvania Fund

Investment income
Interest	$ 3,255,372	$ 12,492,755	$ 48,256,477

Expenses
Advisory fee	328,972	1,013,952	2,206,970
Distribution Plan expenses	28,863	338,780	548,524
Administrative services fees	63,264	241,417	896,308
Transfer agent fee	4,096	42,145	82,496
Trustees’ fees and expenses	1,299	2,015	10,117
Printing and postage expenses	3,414	7,643	37,612
Custodian fee	17,058	59,763	215,084
Registration and filing fees	4,148	2,411	7,728
Professional fees	21,010	13,949	21,880
Other	552	364	326

Total expenses	472,676	1,722,439	4,027,045
Less: Expense reductions	(1,289)	(7,580)	(20,074)
Fee waivers	(56,615)	(67,005)	0

Net expenses	414,772	1,647,854	4,006,971

Net investment income	2,840,600	10,844,901	44,249,506

Net realized and unrealized gains or losses on securities
Net realized gains or losses on securities	207,492	(625,570)	3,460,226
Net change in unrealized gains or losses on securities	(924,061)	(3,547,212)	(16,282,659)

Net realized and unrealized losses on securities	(716,569)	(4,172,782)	(12,822,433)

Net increase in net assets resulting from operations	$ 2,124,031	$ 6,672,119	$ 31,427,073

See Combined Notes to Financial Statements.

EVERGREEN
State Municipal Bond Funds
Statements of Changes in Net Assets

Year Ended March 31, 2002

	Connecticut Fund	New Jersey Fund	Pennsylvania Fund

Operations
Net investment income	$2,840,600	$10,844,901	$44,249,506
Net realized gains or losses on securities	207,492	(625,570)	3,460,226
Net change in unrealized gains or losses on securities	(924,061)	(3,547,212)	(16,282,659)

Net increase in net assets resulting from operations	2,124,031	6,672,119	31,427,073

Distributions to shareholders from
Net investment income
Class A	(94,275)	(2,024,790)	(2,326,326)
Class B	(82,280)	(809,860)	(1,377,234)
Class C	0	0	(312,898)
Class I*	(2,662,977)	(7,999,670)	(40,165,018)

Total distributions to shareholders	(2,839,532)	(10,834,320)	(44,181,476)

Capital share transactions
Proceeds from shares sold	10,053,678	69,561,169	153,505,680
Net asset value of shares issued in reinvestment of distributions	114,798	1,590,368	2,642,840
Payment for shares redeemed	(9,510,775)	(31,895,649)	(137,700,867)

Net increase in net assets resulting from capital share transactions	657,701	39,255,888	18,447,653

Total increase (decrease) in net assets	(57,800)	35,093,687	5,693,250
Net assets
Beginning of period	63,874,726	226,832,304	891,647,820

End of period	$63,816,926	$261,925,991	$897,341,070

Undistributed (overdistributed) net investment income	$8,173	$9,454	$(221,768)

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
State Municipal Bond Funds
Statements of Changes in Net Assets

Year Ended March 31, 2001

	Connecticut Fund	New Jersey Fund	Pennsylvania Fund

Operations
Net investment income	$3,083,097	$10,073,731	$45,484,042
Net realized gains or losses on securities	(624,039)	(2,212,786)	(3,953,448)
Net change in unrealized gains or losses on securities	3,748,591	11,737,966	38,566,066

Net increase in net assets resulting from operations	6,207,649	19,598,911	80,096,660

Distributions to shareholders from
Net investment income
Class A	(59,182)	(1,326,989)	(1,827,444)
Class B	(47,736)	(722,348)	(1,478,367)
Class C	0	0	(236,572)
Class I *	(2,982,995)	(8,033,004)	(42,136,422)

Total distributions to shareholders	(3,089,913)	(10,082,341)	(45,678,805)

Capital share transactions
Proceeds from shares sold	11,679,260	38,872,006	179,672,400
Net asset value of shares issued in reinvestment of distributions	67,991	1,439,599	2,196,237
Payment for shares redeemed	(23,499,589)	(39,344,792)	(195,070,832)

Net increase (decrease) in net assets resulting from capital share transactions	(11,752,338)	966,813	(13,202,195)

Total increase (decrease) in net assets	(8,634,602)	10,483,383	21,215,660
Net assets
Beginning of period	72,509,328	216,348,921	870,432,160

End of period	$63,874,726	$226,832,304	$891,647,820

Undistributed (overdistributed) net investment income	$7,105	$(1,976)	$(289,798)

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen State Municipal Bond Funds consist of Evergreen Connecticut Municipal Bond Fund (“Connecticut Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Fund”) and Evergreen Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”), (collectively the “Funds”). Each Fund is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (Class I) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This did not change the fee and expense structure of Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers and tax exempt income). Accordingly, no provision for federal taxes is required.

Combined Notes to Financial Statements (continued)

E. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly, First Union Corporation), is the investment advisor for each Fund and is paid a management fee that is calculated and paid daily.

The management fee for the Connecticut Fund is computed at an annual rate of 0.52% of the average daily net assets of the Fund. The management fee for the New Jersey Fund is calculated by applying percentage rates, starting at 0.42% and declining to 0.27% per annum as net assets increase, to the average daily net assets of the Fund. The management fee for Pennsylvania Fund is computed by applying percentage rates, starting at 0.46% and declining to 0.16% per annum as net assets increase, to the average daily net assets of the Fund.

For the year ended March 31, 2002, the amount of investment advisory fees waived by the investment advisor and the impact on each Fund’s expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets

Connecticut Fund	$56,615	0.09%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00%
Class C	1.00%

Combined Notes to Financial Statements (continued)

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended March 31, 2002, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, and Class C Distribution Plans were as follows:

	Class A	Class B	Class C

Connecticut Fund	$ 5,482	$ 23,381	$ 0
New Jersey Fund	113,433	225,347	0
Pennsylvania Fund	122,833	346,483	79,208

For the year ended March 31, 2002 the amount of distribution fees waived for the New Jersey Fund Class A shares was $67,005, which represented 0.15% of the average daily net assets of Class A shares.

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

CONNECTICUT FUND

	Year Ended March 31, 2002		Year Ended March 31, 2001

	Shares	Amount	Shares	Amount

Class A
Shares sold	104,195	$ 656,738	484,442	$ 3,013,314
Shares issued in reinvestment of distributions	7,555	47,748	4,346	26,797
Shares redeemed	(144,890)	(913,121)	(113,662)	(709,681)

Net increase (decrease)	(33,140)	(208,635)	375,126	2,330,430

Class B
Shares sold	247,428	1,553,828	78,327	493,594
Shares issued in reinvestment of distributions	8,852	55,938	4,529	27,726
Shares redeemed	(66,218)	(417,471)	(28,243)	(171,252)

Net increase	190,062	1,192,295	54,613	350,068

Class C (a)
Shares sold	160	999
Shares issued in reinvestment of distributions	0	0
Shares redeemed	0	0

Net increase	160	999

Class I
Shares sold	1,238,867	7,842,113	1,326,101	8,172,352
Shares issued in reinvestment of distributions	1,760	11,112	2,208	13,468
Shares redeemed	(1,296,231)	(8,180,183)	(3,697,003)	(22,618,656)

Net decrease	(55,604)	(326,958)	(2,368,694)	(14,432,836)

Net increase (decrease)		$ 657,701		$ (11,752,338)

(a)	For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.

Combined Notes to Financial Statements (continued)

NEW JERSEY FUND

	Year Ended March 31, 2002		Year Ended March 31, 2001

	Shares	Amount	Shares	Amount

Class A
Shares sold	3,544,364	$ 39,072,310	307,183	$ 3,262,096
Automatic conversion of Class B shares to Class A shares	9,565	104,077	0	0
Shares issued in reinvestment of distributions	81,468	891,173	75,990	809,320
Shares redeemed	(430,110)	(4,727,852)	(378,480)	(3,999,353)

Net increase	3,205,287	35,339,708	4,693	72,063

Class B
Shares sold	775,650	8,495,143	319,731	3,426,947
Automatic conversion of Class B shares to Class A shares	(9,565)	(104,077)	0	0
Shares issued in reinvestment of distributions	49,746	544,114	44,879	477,882
Shares redeemed	(243,922)	(2,764,035)	(394,241)	(4,178,684)

Net increase (decrease)	571,909	6,171,145	(29,631)	(273,855)

Class C (a)
Shares sold	93	1,003
Shares issued in reinvestment of distributions	0	0
Shares redeemed	0	0

Net increase	93	1,003

Class I
Shares sold	2,009,934	21,992,713	3,017,318	32,182,963
Shares issued in reinvestment of distributions	14,180	155,081	14,316	152,397
Shares redeemed	(2,229,978)	(24,403,762)	(2,952,953)	(31,166,755)

Net increase (decrease)	(205,864)	(2,255,968)	78,681	1,168,605

Net increase		$ 39,255,888		$ 966,813

(a)	For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.

PENNSYLVANIA FUND

	Year Ended March 31, 2002		Year Ended March 31, 2001

	Shares	Amount	Shares	Amount

Class A
Shares sold	2,394,101	$ 27,219,729	2,065,288	$ 22,900,917
Automatic conversion of Class B shares to Class A shares	479,373	5,446,452	370,834	4,212,489
Shares issued in reinvestment of distributions	108,633	1,233,355	82,280	910,193
Shares redeemed	(1,758,474)	(19,952,901)	(1,564,918)	(17,287,697)

Net increase	1,223,633	13,946,635	953,484	10,735,902

Class B
Shares sold	1,120,194	12,695,690	338,986	3,789,775
Automatic conversion of Class B shares to Class A shares	(482,635)	(5,446,452)	(373,366)	(4,212,489)
Shares issued in reinvestment of distributions	72,844	821,600	78,335	858,501
Shares redeemed	(365,729)	(4,125,372)	(538,638)	(5,907,803)

Net increase (decrease)	344,674	3,945,466	(494,683)	(5,472,016)

Class C
Shares sold	490,746	5,577,648	110,468	1,225,077
Shares issued in reinvestment of distributions	20,169	227,789	14,257	156,737
Shares redeemed	(75,749)	(853,847)	(141,874)	(1,551,420)

Net increase (decrease)	435,166	4,951,590	(17,149)	(169,606)

Class I
Shares sold	9,494,694	108,012,613	13,710,505	151,756,631
Shares issued in reinvestment of distributions	31,710	360,096	24,484	270,806
Shares redeemed	(9,915,303)	(112,768,747)	(15,462,719)	(170,323,912)

Net decrease	(388,899)	(4,396,038)	(1,727,730)	(18,296,475)

Net increase (decrease)		$ 18,447,653		$ (13,202,195)

Combined Notes to Financial Statements (continued)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended March 31, 2002:

	Cost of Purchases	Proceeds from Sales

Connecticut Fund	$ 10,895,841	$ 11,108,578
New Jersey Fund	78,289,720	46,299,031
Pennsylvania Fund	222,245,603	200,912,957

On March 31, 2002, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Connecticut Fund	$ 59,737,834	$ 2,579,972	$ (68,220)	$ 2,511,752
New Jersey Fund	253,863,677	9,358,043	(976,384)	8,381,659
Pennsylvania Fund	867,894,434	30,746,463	(10,433,714)	20,312,749

As of March 31, 2002, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Total Capital Loss Carryovers	Expiration

		2008	2009	2010

Connecticut Fund	$ 2,151,638	$ 320,326	$ 1,831,312	$ 0
New Jersey Fund	7,612,778	1,004,794	5,635,479	972,505
Pennsylvania Fund	17,757,817	2,409,064	15,348,753	0

Capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The New Jersey Fund has incurred and elected to defer post October losses of $391,588.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Connecticut Fund	$1,289	0.00%
New Jersey Fund	7,580	0.00%
Pennsylvania Fund	20,074	0.00%

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

Combined Notes to Financial Statements (continued)

9. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

10. CONCENTRATION OF RISK

Each Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

Independent Auditor’s Report

The Board of Trustees and Shareholders
Evergreen State Municipal Bond Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund, and Evergreen Pennsylvania Municipal Bond Fund, portfolios of the Evergreen State Municipal Bond Funds, as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Evergreen State Municipal Bond Funds as of March 31, 2002, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 3, 2002

Additional Information (Unaudited)

For the fiscal year ended March 31, 2002, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Connecticut	99.69%
New Jersey Fund	98.89%
Pennsylvania	99.54%

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Board of Trustees

Name, Address and Date of Birth	Position with Trust	Beginning Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL—South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

*	Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
**	Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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Domestic Equity funds invest in securities of companies primarily located in the United States.

Blend Equity funds invest in a blend of equity investment styles.

Balanced funds invest in a mix of stocks and bonds to maximize benefits of asset allocation.

Fixed Income funds invest in securities with the potential to produce regular income.

Tax Advantaged funds invest in securities that produce federally tax-free income.

*Money Market funds invest in short-term money market instruments with a high degree of liquidity.

*	Income may be subject to the federal alternative minimum tax as well as state and local taxes.

543688 5/2002

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FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034